Exhibit 25



                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

             ___ Check if an application to determine eligibility
                  of a trustee pursuant to section 305(b)(2)


                     Deutsche Bank National Trust Company
              (Exact name of trustee as specified in its charter)


300 South Grand Avenue
Los Angeles, California  90071                                        13-3347003
(Address of principal                                           (I.R.S. Employer
executive offices)                                           Identification No.)


                    Aames Mortgage Investment Trust 2005-2
              (Exact name of obligor as specified in its charter)

Delaware                                                                 Pending
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or organization)                               Identification No.)




c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                                       19890
(Address of principal executive offices)                              (Zip Code)



                       Asset-Backed Notes, Series 2005-2
                      (Title of the Indenture Securities)

Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                 ADDRESS
Office of the Comptroller                 1114 Avenue of the
of the Currency                         Americas, Suite 3900
                                    New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.  List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated May 12, 2005.

Exhibit 3 -
Certification of Fiduciary Powers dated May 12, 2005.

Exhibit 4 -
Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7 -
Reports of Condition of Deutsche Bank National Trust Company, dated as of March 31, 2005.

SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 18th day of May, 2005.




                   Deutsche Bank National Trust Company
                   By: /s/ Ronaldo Reyes
                   ------------------------------------
                   Ronaldo Reyes
                   Vice President

                                                                     Exhibit 1


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                  CERTIFICATE

I, Ronaldo Reyes, DO HEREBY CERTIFY THAT:

      1. I am the duly elected Asst. V.P. of Deutsche Bank National Trust Company, a national bank organized and existing under the laws of the United States of America (the "Association").

      2. The Articles of Association of the Association, under the name of BT Trust Company of California, National Association, were filed with the Comptroller of the Currency, Northeastern District office on February 13, 1986 (the "Original Articles"). A copy of said Original Articles, as amended from time to time and as certified by the Comptroller of the Currency on February 4, 2002, is attached hereto as Exhibit A.

      3. A further amendment to the Articles of Association of the Association changing the title of the Association to "Deutsche Bank National Trust Company" effective April 15, 2002, was filed with the Comptroller of the Currency, Western District Office Licensing Unit on March 28, 2003 (the "Amended Articles"). A copy of that amendment is attached hereto as Exhibit B.

      4. The Original Articles and the Amended Articles, taken together, constitute the entire Articles of Association of the Association, as in effect on the date hereof; such Articles of Association of the Association have not been further modified or rescinded.


      IN WITNESS WHEREOF, I have set my hand and seal of Deutsche Bank National Trust Company this 24th day of November, 2004.




                                                       /s/ Ronaldo Reyes
                                                       ------------------------
                                                       Ronaldo Reyes
                                                       Assistant Vice President





Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                                  CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)


                                      IN TESTIMONY WHEREOF, I have hereunto
                                      subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002


                                      /s/ John D. Hawke, Jr.
                                      ---------------------------------
                                      Comptroller of the Currency

                           CERTIFICATE OF AMENDMENT
                                      OF
                            ARTICLES OF ASSOCIATION
                                      OF
                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


                  I, David Abramson, certify that:

                  1. I am the duly elected Secretary of Bankers Trust Company of California, N.A.

                  2. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

                  RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

                           The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hun- dred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

                                    The authorized amount of capital stock of
                  this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                                    No holder of shares of the capital stock
                  of any class of the Association shall have any pre-emptive or preferen- tial right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscrip -tion thereto other than such, if any, as the Board of Directors, in its discretion may from time to time deter-ine and at such price as the Board of Directors may from time to time fix.

                                    If the capital stock is increased by a
                  stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                                    The Association, at any time and from time
                  to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                  3. The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

                  4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

                           IN WITNESS WHEREOF, I have set my hand and the seal
                  of this Association this 22nd day of January, 1992.



                                    /s/ David Abramson
                                    David Abramson
                                    Secretary

                                    DATE ACCEPTED: February 10, 1992

                                                            /s/ John C. Beers
                                                   BY:      John C. Beers
                                                         ----------------------
                                                   Acting Director for Analysis
                                                   Western District

                        BT TRUST COMPANY OF CALIFORNIA,
                             NATIONAL ASSOCIATION




                       I, DAVID ABRAMSON, certify that:

                       I am the duly constituted Secretary of BT Trust Company of

                       California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the

                       Association's Shareholders, and such resolution is now

                       lawfully in force and effect:

                       RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

                       FIRST:   The title of this Association shall be
                       "Bankers Trust Company of California, National
                       Association.

                  And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

                           RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.




                  Dated: March 20, 1987
                         --------------

                                                    /s/David Abramson
                                                    -----------------------
                                                    Secretary

                                   EXHIBIT A

                                                            Filed
                                                 Comptroller of The Currency
                                                          Northeastern District
                                                          Date FEB 13 1986

             BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                            ARTICLES OF ASSOCIATION


      For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

           FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

           SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

           THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

           FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

           Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

           FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

           No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

           If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

           The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

           SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

           The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

           SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

           EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

           NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

           TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction, (b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

           The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

           ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

           TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.



IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.



/s/ Peter E. Lengyel                                                   10/7/85
-----------------------
Peter E. Lengyel                                                       date

/s/ Harold K. Atkins                                                   10/7/85
-----------------------
Harold K. Atkins                                                       date

/s/ John L. Murphy                                                     10/7/85
-----------------------
John L. Murphy                                                         date

/s/ Allan C. Martin                                                    10/7/85
-----------------------
Allan C. Martin                                                        date

/s/ Rein Lumi                                                          10/7/85
-----------------------
Rein Lumi                                                              date

/s/ Gerard P. Hourihan                                                 10/7/85
-----------------------
Gerard P. Hourihan                                                     date

State of New York
County of New York

           Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

           Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                                    Notary Public

                                                   DAVID ABRAMSON
                                 Notary Public, State of New York
                                                   No. 60-0007785
                                Commission Expires March 30, 1987

State of New York
County of New York

           Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

           Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                                    Notary Public

                                                   DAVID ABRAMSON
                                 Notary Public, State of New York
                                                   No. 60-0007785
                                Commission Expires March 30, 1987

State of New York
County of New York

           Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

           Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                                    Notary Public

                                                   DAVID ABRAMSON
                                 Notary Public, State of New York
                                                   No. 60-0007785
                                Commission Expires March 30, 1987

State of New York
County of New York

           Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

           Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                                    Notary Public

                                                   DAVID ABRAMSON
                                 Notary Public, State of New York
                                                   No. 60-0007785
                                Commission Expires March 30, 1987

State of New York
County of New York

           Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

           Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                                    Notary Public

                                                   DAVID ABRAMSON
                                 Notary Public, State of New York
                                                   No. 60-0007785
                                Commission Expires March 30, 1987

State of New York
County of New York

           Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

           Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                                    Notary Public

                                                   DAVID ABRAMSON
                                 Notary Public, State of New York
                                                   No. 60-0007785
                                Commission Expires March 30, 1987

                                   EXHIBIT B

Comptroller of the Currency
Administrator of National Banks

Attn:  Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315


April 4, 2002

Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY  10019

Re:   Title Change
      ------------
      Bankers Trust Company of California, N.A.
      Los Angeles, California
      Charter No. 18608


Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,


/s/ James A. Bundy
------------------
James A. Bundy
Licensing Manager

Enclosure

                     BANKERS TRUST COMPANY OF CALIFORNIA,
                             NATIONAL ASSOCIATION


      I, DAVID ABRAMSON, certify that:

      1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

      RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

                  FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

      FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

      2. The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

      RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

      3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

      4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

      IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.




                                                      /s/ David Abramson
                                                      -----------------------
                                                      Secretary

State of New York )
                           ) ss.:
County of New York)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;



/s/ Sandra L. West
----------------------
Notary Public



                                Sandra L. West
                       Notary Public, State of New York
                                No. 01WE4942401
                         Qualified in New York County
                     Commission Expires September 19, 2002




Office of the Comptroller of the Currency
Accepted by: /s/ James A. Bundy
             ----------------------
James A. Bundy, Licensing Manager
Date: 4/4/03
      ------

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219




                                  CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

                                    IN TESTIMONY WHEREOF, I have hereunto
                                    subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 17th day of May, 2002.

                                    /s/ John D. Hawke, Jr.
                                        --------------------------
                                    Comptroller of the Currency

                                                Deutsche Bank

Office of the Secretary            OCC          Bankers Trust Corporation
                                Mar 29 2002     31 West 52nd Street, NYC09-0810
Sandra L. West               Western District   New York, NY 10019
Assistant Secretary                             Tel 212 469-8174
                                                Fax 646-324-9056

                                                sandra.l.west@db.com



March 28, 2002


Mr. James A. Bundy, Licensing Manager
Office of the Comptroller of the Currency
Western District Office
50 Femont Street
Suite 3900
San Francisco, CA 94105-2292


Dear Mr. Bundy:

Re:   Bankers Trust Company of California, National Association (Charter No.
      18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

      From:    Bankers Trust Company of California, National Association

      To:      Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy March 28, 2002
it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

                  c/o Deutsche Bank
                  31 West 52nd Street - M/S NYC09-0810
                  New York, NY 10019
                  Phone:  (212) 469-8174
                  Fax:  (646) 324-9056

                                                    Sincerely yours,

                                                    BANKERS TRUST CORPORATION


                                                    By:/s/ Sandra L. West
                                                           --------------------
                                                           Sandra L. West
                                                           Assistant Secretary



enclosures

cc:   Joseph Marcy, OCC Lead Trust Examiner

      Foy B. Hester, Vice President and Controller
      Bankers Trust Company of California, N.A,

      David Abramson, Secretary and Counsel
      Bankers Trust Company of California, N.A.

                                                                     Exhibit 2


Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219




                      CERTIFICATE OF CORPORATE EXISTENCE


I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.


                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this May 12, 2005.


                  /s/ Julie L. Williams
                  ---------------------------------------
                  Acting Comptroller of the Currency

                                                                     Exhibit 3


Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219

                        Certificate of Fiduciary Powers

I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.



                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this May 12, 2005.


                                             /s/ Julie L. Williams
                                             ----------------------------------
                                             Acting Comptroller of the Currency



                                                                     Exhibit 4


                                  CERTIFICATE


I, __________________________________, do hereby certify that:

         1. I am a duly elected ______________ of Deutsche Bank National Trust Company (formerly known as Bankers Trust Company of California, N.A.), a corporation duly organized and validly existing under the laws of the United States of America (the "Company");

         2. Attached hereto is a true, correct and complete copy of the By-laws of the Company as in effect on the date hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of DEUTSCHE BANK NATIONAL TRUST COMPANY this _______ day of ___________, 2005.





                                                           /s/ Ronaldo Reyes
                                                           --------------------
                                                           Ronaldo Reyes
                                                           Vice President

           BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
                                    BY-LAWS
                                   ARTICLE I

Meetings of Shareholders

           Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

           Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

           Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

           Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

           Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.
                                  ARTICLE II
                                   Directors

           Section 2.1.  Board of Directors. The board of
directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

           Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

           Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

           Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

           Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

           Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

           Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                  ARTICLE III

                            Committees of the Board

           Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

           In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

           Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

           Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                  ARTICLE IV

                            Officers and Employees

           Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

           Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.


           Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

           Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

           Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

           Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

                                  ARTICLE V

                               Trust Department

           Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

           Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

           Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

           Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

           Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

           Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.


                                  ARTICLE VI

                          Stock and Stock Certificate


           Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

           Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                  ARTICLE VII

                                Corporate Seal

           The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                 (Impression)
                                 (    of    )
                                 (   Seal   )


                                 ARTICLE VIII

                           Miscellaneous Provisions

           Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

           Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

           Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.


                                  ARTICLE IX


                                    By-Laws

           Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

           Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                                                                     Exhibit 5

                                Not Applicable

                                                                     Exhibit 6


                              CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Aames Mortgage Investment Trust 2005-2, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

May 18, 2005

                  Deutsche Bank National Trust Co.
                  By: /s/ Ronaldo Reyes
                  --------------------------------------
                  Ronaldo Reyes
                  Vice President

Institution Name           Deutsche Bank National Trust
                           Company
Institution Address        300 SOUTH GRAND AVENUE,  41ST FLOOR
                           LOS ANGELES     CA            90071

Certificate Number         26732

Selected Form              CALL 41
Selected Report Date       3/31/2005

                                                               DENAME
SELECTED DENAME            SELECTED MDRM NUMBER                VALUE    FFIEC ITEM DESCRIPTION
                                                                        Schedule RC Balance Sheet
                                                                        ASSETS
                                                                        1. Cash and balances due from depository
                                                                        institutions (from Schedule RC A)
NONINTBAL                   RCON0081                               171  1.a. Noninterest bearing balances and currency and
                                                                        coin*
INTBAL                      RCON0071                             30400  1.b. Interest bearing balances**
                                                                        2. Securities:
SECURHTM                    RCON1754                                 0  2.a. Held to maturity securities (from Schedule RC
                                                                        B, column A)
SECURAFS                    RCON1773                             81988  2.b. Available for sale securities (from Schedule
                                                                        RC B, column D)
FFSDOM1D                    RCONB987                                 0  3.a. Federal funds sold in domestic offices
SPURDF                      RCONB989                                 0  3.b. Securities purchased under agreements to
                                                                        resell***
                                                                        4. Loans and lease financing receivables
                                                                        (from Schedule RC C):
SALELNLSE                   RCON5369                                 0  4.a. Loans and leases held for sale
LOANLSENUI                  RCONB528                                 0  4.b. Loans and leases, net of unearned income
RESLOANS                    RCON3123                                 0  4.c. LESS: Allowance for loan and lease losses
LOANLSENET                  RCONB529                                 0  4.d. Loans and leases, net of unearned income and
                                                                        allowance (item 4.b minus 4.c)
TRADEAST                    RCON3545                                 0  5. Trading assets (from Schedule RC D)
BKPRMFF                     RCON2145                              5201  6. Premises and fixed assets (including capitalized
                                                                        leases)
RE                          RCON2150                                 0  7. Other real estate owned (from Schedule RC M)
INVSUB                      RCON2130                                 0  8. Investments in unconsolidated subsidiaries and
                                                                        associated companies (from Schedule RC M)
CUSLIAB                     RCON2155                                 0  9. Customers liability to this bank on acceptances
                                                                        outstanding
                                                                        10. Intangible assets:
GOODWILL                    RCON3163                                 0  10.a. Goodwill
OTHINGASET                  RCON0426                                 0  10.b. Other intangible assets (from Schedule RC M)
OASSETS                     RCON2160                             17559  11. Other assets (from Schedule RC F)
ASSETS                      RCON2170                            135319  12. Total assets (sum of items 1 through 11)
                                                                        LIABILITIES
                                                                        13. Deposits:
DEPOSITS                    RCON2200                                 0  13.a. In domestic offices (sum of totals of columns
                                                                        A and C from Schedule RC E, part I)
NONINTDEP                   RCON6631                                 0  13.a.(1) Noninterest bearing****
INTBEARDEP                  RCON6636                                 0  13.a.(2) Interest bearing
                                                                        Not applicable
                                                                        14. Federal funds purchased and securities
                                                                        sold under agreements to repurchase
FFPDOMO                     RCONB993                                 0  14.a. Federal funds purchased in domestic
                                                                        offices*****
SSOLDDF                     RCONB995                                 0  14.b. Securities sold under agreements to
                                                                        repurchase******
TRADELIAB                   RCON3548                                 0  15. Trading liabilities (from Schedule RC D)
OTHBMONEY                   RCON3190                                 0  16. Other borrowed money (includes mortgage
                                                                        indebtedness and obligations under capitalized
                                                                        leases)(from Schedule RC M)
                                                                        17. Not applicable
ACCEPTT                     RCON2920                                 0  18.banks liability on acceptances executed and
                                                                        outstanding
SUBND                       RCON3200                                 0  19. Subordinated notes and debentures*******
OLIAB                       RCON2930                             17981  20. Other liabilities (from Schedule RC G)
LIABIL                      RCON2948                             17981  21. Total liabilities (sum of items 13 through 20)
OLMINOR                     RCON3000                                 0  22. Minority interest in consolidated subsidiaries
                                                                        EQUITY CAPITAL
PERPPFDSTK                  RCON3838                                 0  23. Perpetual preferred stock and related surplus
COMPAR                      RCON3230                             50000  24. Common stock
SURPLUS                     RCON3839                             50000  25. Surplus (exclude all surplus related to
                                                                        preferred stock)
UNDIVDAGG                   RCON3632                             17363  26.a. Retained earnings
ACCOMINC                    RCONB530                               -25  26.b. Accumulated other comprehensive income********
OTHEQCAP                    RCONA130                                 0  27. Other equity capital components*********
CAPITAL                     RCON3210                            117338  28. Total equity capital (sum of items 23 through
                                                                        27)
TOTLICAP                    RCON3300                            135319  29. Total liabilities, minority interest, and
                                                                        equity capital (sum of items 21,22,and 28)
                                                                        Memorandum
                                                                        To be reported with the March Report of Condition.
AUDIT_C                     RCON6724                                 2  M.1. Indicate in the box at the right the number of
                                                                        the statement below that best describes the most
                                                                        comprehensive level of auditing work performed for
                                                                        the bank by independent external auditors as of any
                                                                        date during 2004
                                                                        1 = Independent audit of the bank conducted in
                                                                        accordance with generally accepted auditing
                                                                        standards by a certified public accounting firm
                                                                        which submits a report on the bank
                                                                        2 = Independent audit of the banks parent holding
                                                                        company conducted in accordance with generally
                                                                        accepted auditing standards by a certified public
                                                                        accounting firm which submits a
                                                                        3 = Attestation on bank managements assertion on
                                                                        the effectiveness of the banks internal control
                                                                        over financial reporting by a certified public
                                                                        accounting firm
                                                                        4 = Directors examination of the bank conducted in
                                                                        accordance with generally accepted auditing
                                                                        standards by a certified public accounting firm
                                                                        (may be required by state chartering authority)
                                                                        5 = Directors examination of the bank performed by
                                                                        other external auditors (may be required by state
                                                                        chartering authority)
                                                                        6 = Review of the banks financial statements by
                                                                        external auditors
                                                                        7 = Compilation of the banks financial statements
                                                                        by external auditors
                                                                        8 = Other audit procedures (excluding tax
                                                                        preparation work)
                                                                        9 = No external audit work
                                                                        * Includes cash items in process of collection and
                                                                        unposted debits.
                                                                        ** Includes time certificates of deposit not held
                                                                        for trading.
                                                                        ***  Includes all securities resale agreements,
                                                                        regardless of maturity.
                                                                        ****  Includes total demand deposits and
                                                                        noninterest bearing time and savings deposits.
                                                                        ***** Report overnight Federal Home Loan Bank
                                                                        advances in Schedule RC, item 16, "Other borrowed
                                                                        money."
                                                                        ****** Includes all securities repurchase,
                                                                        regardless of maturity.
                                                                        ******* Includes limited-life preferred stock and
                                                                        related surplus.
                                                                        ******** Includes net unrealized holding gains
                                                                        (losses) on available for sale securities,
                                                                        accumulated net gains (losses) on cash flow hedges,
                                                                        and minimum pension liability adjustments.
                                                                        ********* Includes treasury stock and unearned
                                                                        Employee Stock Ownership Plan shares.
                                                                        Schedule RC A Cash and Balances Due From Depository
                                                                        Institutions
                                                                        Schedule RC A is to be completed only by banks with
                                                                        $300 million or more in total assets. Exclude
                                                                        assets held for trading.
                                                                        Exclude assets held for trading.
                                                                        1. Cash items in process of collection, unposted
                                                                        debits, and currency and coin
CASHITM                     RCON0020                                    1.a. Cash items in process of collection and
                                                                        unposted debits
COIN                        RCON0080                                    1.b. Currency and coin
                                                                        2. Balances due from depository
                                                                        institutions in the U.S.
BALUSFOR                    RCON0083                                    2.a. U.S.branches and agencies of foreign banks
BALUSUS                     RCON0085                                    2. B. Other commercial banks in the U.S. and other
                                                                        depository institutions in the U.S.
                                                                        3. Balances due from banks in foreign countries and
                                                                        foreign central banks
BALFORUS                    RCON0073                                    3.a. Foreign branches of other U.S. banks
BALFORNUS                   RCON0074                                    3.b. Other banks in foreign countries and foreign
                                                                        central banks
FEDRES                      RCON0090                                    4. Balances due from Federal Reserve Banks
TOTCASH                     RCON0010                                    Total (sum of items 1 through 4) (must equal
                                                                        Schedule RC, sum of items 1.a and 1.b)
                                                                        Schedule RC B Securities. Exclude assets
                                                                        held for trading.
USTRESHAM                   RCON0211                                 0  1. U.S. Treasury securities ((Held to maturity)
                                                                        (Column A) Amortized Cost)
USTRESHFV                   RCON0213                                 0  1. U.S. Treasury securities ((Held to maturity)
                                                                        (Column B) Fair Value)
USTRESAAM                   RCON1286                             82032  1. U.S. Treasury securities ((Available for sale)
                                                                        (Column C) Amortized Cost)
USTRESAFV                   RCON1287                             81988  1. U.S. Treasury securities ((Available for sale)
                                                                        (Column D) Fair Value)
                                                                        2. U.S. Government agency obligations (exclude
                                                                        mortgage backed securities):
ISSBYUSHAM                  RCON1289                                 0  2.a. Issued by U.S. Government agencies* ((Held to
                                                                        maturity) (Column A) Amortized Cost)
ISSBYUSHFV                  RCON1290                                 0  2.a. Issued by U.S. Government agencies* ((Held to
                                                                        maturity) (Column B) Fair Value)
ISSBYUSAAM                  RCON1291                                 0  2.a. Issued by U.S. Government agencies*
                                                                        ((Available for sale) (Column C) Amortized Cost)
ISSBYUSAFV                  RCON1293                                 0  2.a. Issued by U.S. Government agencies*
                                                                        ((Available for sale) (Column D) Fair Value)
ISSBYAGHAM                  RCON1294                                 0  2.b. Issued by U.S. sponsored agencies** ((Held to
                                                                        maturity) (Column A) Amortized Cost)
ISSBYAGHFV                  RCON1295                                 0  2.b. Issued by U.S. sponsored agencies** ((Held to
                                                                        maturity) (Column B) Fair Value)
ISSBYAGAAM                  RCON1297                                 0  2.b. Issued by U.S. sponsored agencies**
                                                                        ((Available for sale) (Column C) Amortized Cost)
ISSBYAGAFV                  RCON1298                                 0  2.b. Issued by U.S. sponsored agencies**
                                                                        ((Available for sale) (Column D) Fair Value)
SECSPSHAM                   RCON8496                                 0  3. Securities issued by states and political
                                                                        subdivisions in the U.S. ((Held to maturity)
                                                                        (Column A) Amortized Cost)
SECSPSHFV                   RCON8497                                 0  3. Securities issued by states and political
                                                                        subdivisions in the U.S. ((Held to maturity)
                                                                        (Column B) Fair Value)
SECSPSAAM                   RCON8498                                 0  3. Securities issued by states and political
                                                                        subdivisions in the U.S. ((Available for sale)
                                                                        (Column C) Amortized Cost)
SECSPSAFV                   RCON8499                                 0  3. Securities issued by states and political
                                                                        subdivisions in the U.S. ((Available for sale)
                                                                        (Column D) Fair Value)
                                                                        4. Mortgage backed securities (MBS):
                                                                        4.a. Pass-through securities:
PASSGTYHAM                  RCON1698                                 0  4.a.(1) Guaranteed by GNMA. ((Held to maturity)
                                                                        (Column A) Amortized Cost)
PASSGTYHFV                  RCON1699                                 0  4.a.(1) Guaranteed by GNMA. ((Held to maturity)
                                                                        (Column B) Fair Value)
PASSGTYAAM                  RCON1701                                 0  4.a.(1) Guaranteed by GNMA. ((Available for sale)
                                                                        (Column C) Amortized Cost)
PASSGTYAFV                  RCON1702                                 0  4.a.(1) Guaranteed by GNMA. ((Available for sale)
                                                                        (Column D) Fair Value) ((Available for sale)
                                                                        (Column D) Fair Value)
PASSISSHAM                  RCON1703                                 0  4.a.(2) Issued by FNMA and FHLMC ((Held to
                                                                        maturity) (Column A) Amortized Cost)
PASSISSHFV                  RCON1705                                 0  4.a.(2) Issued by FNMA and FHLMC ((Held to
                                                                        maturity) (Column B) Fair Value)
PASSISSAAM                  RCON1706                                 0  4.a.(2) Issued by FNMA and FHLMC ((Available for
                                                                        sale) (Column C) Amortized Cost)
PASSISSAFV                  RCON1707                                 0  4.a.(2) Issued by FNMA and FHLMC ((Available for
                                                                        sale) (Column D) Fair Value)
PASSPVTHAM                  RCON1709                                 0  4.a.(3) Other pass-through securities ((Held to
                                                                        maturity) (Column A) Amortized Cost)
PASSPVTHFV                  RCON1710                                 0  4.a.(3) Other pass-through securities ((Held to
                                                                        maturity) (Column B) Fair Value)
PASSPVTAAM                  RCON1711                                 0  4.a.(3) Other pass-through securities ((Available
                                                                        for sale) (Column C) Amortized Cost)
PASSPVTAFV                  RCON1713                                 0  4.a.(3) Other pass-through securities ((Available
                                                                        for sale) (Column D) Fair Value)
                                                                        4.b. Other mortgage backed securities (include
                                                                        CMOs, REMICs, and stripped MBS)
CMOISSHAM                   RCON1714                                 0  4.b.(1) Issued or guaranteed by FNMA, FHLMC, or
                                                                        GNMA ((Held to maturity) (Column A) Amortized Cost)
CMOISSHFV                   RCON1715                                 0  4.b.(1) Issued or guaranteed by FNMA, FHLMC, or
                                                                        GNMA ((Held to maturity) (Column B) Fair Value)
CMOISSAAM                   RCON1716                                 0  4.b.(1) Issued or guaranteed by FNMA, FHLMC, or
                                                                        GNMA ((Available for sale) (Column C) Amortized
                                                                        Cost)
CMOISSAFV                   RCON1717                                 0  4.b.(1) Issued or guaranteed by FNMA, FHLMC, or
                                                                        GNMA ((Available for sale) (Column D) Fair Value)
CMOCOLHAM                   RCON1718                                 0  4.b.(2) Collateralized by MBS issued or guaranteed
                                                                        by FNMA,FHLMC, or GNMA ((Held to maturity) (Column
                                                                        A) Amortized Cost)
CMOCOLHFV                   RCON1719                                 0  4.b.(2) Collateralized by MBS issued or guaranteed
                                                                        by FNMA,FHLMC, or GNMA ((Held to maturity) (Column
                                                                        B) Fair Value)
CMOCOLAAM                   RCON1731                                 0  4.b.(2) Collateralized by MBS issued or guaranteed
                                                                        by FNMA,FHLMC, or GNMA ((Available for sale)
                                                                        (Column C) Amortized Cost)
CMOCOLAFV                   RCON1732                                 0  4.b.(2) Collateralized by MBS issued or guaranteed
                                                                        by FNMA,FHLMC, or GNMA ((Available for sale)
                                                                        (Column D) Fair Value)
CMOPVTHAM                   RCON1733                                 0  4.b.(3) All other mortgage backed securities ((Held
                                                                        to maturity) (Column A) Amortized Cost)
CMOPVTHFV                   RCON1734                                 0  4.b.(3) All other mortgage backed securities ((Held
                                                                        to maturity) (Column B) Fair Value)
CMOPVTAAM                   RCON1735                                 0  4.b.(3) All other mortgage backed securities
                                                                        ((Available for sale) (Column C) Amortized Cost)
CMOPVTAFV                   RCON1736                                 0  4.b.(3) All other mortgage backed securities
                                                                        ((Available for sale) (Column D) Fair Value)
                                                                        5. Asset backed securities (ABS):
CRCDRCVHAM                  RCONB838                                 0  5.a. Credit card receivables ((Held to maturity)
                                                                        (Column A) Amortized Cost)
CRCDRCVHFV                  RCONB839                                 0  5.a. Credit card receivables ((Held to maturity)
                                                                        (Column B) Fair Value)
CRCDRCVAAM                  RCONB840                                 0  5.a. Credit card receivables ((Available for sale)
                                                                        (Column C) Amortized Cost)
CRCDRCVAFV                  RCONB841                                 0  5.a. Credit card receivables ((Available for sale)
                                                                        (Column D) Fair Value)
HEQLHAM                     RCONB842                                 0  5.b. Home equity lines ((Held to maturity) (Column
                                                                        A) Amortized Cost)
HEQLHFV                     RCONB843                                 0  5.b. Home equity lines ((Held to maturity) (Column
                                                                        B) Fair Value)
HEQLAAM                     RCONB844                                 0  5.b. Home equity lines ((Available for sale)
                                                                        (Column C) Amortized Cost)
HEQLAFV                     RCONB845                                 0  5.b. Home equity lines ((Available for sale)
                                                                        (Column D) Fair Value)
AUTOLHAM                    RCONB846                                 0  5.c. Automobile loans ((Held to maturity) (Column
                                                                        A) Amortized Cost)
AUTOLHFV                    RCONB847                                 0  5.c. Automobile loans ((Held to maturity) (Column
                                                                        B) Fair Value)
AUTOLAAM                    RCONB848                                 0  5.c. Automobile loans ((Available for sale) (Column
                                                                        C) Amortized Cost)
AUTOLAFV                    RCONB849                                 0  5.c. Automobile loans ((Available for sale) (Column
                                                                        D) Fair Value)
CONSLNHAM                   RCONB850                                 0  5.d. Other consumer loans ((Held to maturity)
                                                                        (Column A) Amortized Cost)
CONSLNHFV                   RCONB851                                 0  5.d. Other consumer loans ((Held to maturity)
                                                                        (Column B) Fair Value)
CONSLNAAM                   RCONB852                                 0  5.d. Other consumer loans ((Available for sale)
                                                                        (Column C) Amortized Cost)
CONSLNAFV                   RCONB853                                 0  5.d. Other consumer loans ((Available for sale)
                                                                        (Column D) Fair Value)
CIABSHAM                    RCONB854                                 0  5.e. Commercial and industrial loans ((Held to
                                                                        maturity) (Column A) Amortized Cost)
CIABSHFV                    RCONB855                                 0  5.e. Commercial and industrial loans ((Held to
                                                                        maturity) (Column B) Fair Value)
CIABSAAM                    RCONB856                                 0  5.e. Commercial and industrial loans ((Available
                                                                        for sale) (Column C) Amortized Cost)
CIABSAFV                    RCONB857                                 0  5.e. Commercial and industrial loans ((Available
                                                                        for sale) (Column D) Fair Value)
OTHABSHAM                   RCONB858                                 0  5.f. Other ((Held to maturity) (Column A) Amortized
                                                                        Cost)
OTHABSHFV                   RCONB859                                 0  5.f. Other ((Held to maturity) (Column B) Fair
                                                                        Value)
OTHABSAAM                   RCONB860                                 0  5.f. Other ((Available for sale) (Column C)
                                                                        Amortized Cost)
OTHABSAFV                   RCONB861                                 0  5.f. Other ((Available for sale) (Column D) Fair
                                                                        Value)
                                                                        6. Other debt securities:
ODOMDBTHAM                  RCON1737                                 0  6.a. Other domestic debt securities ((Held to
                                                                        maturity) (Column A) Amortized Cost)
ODOMDBTHFV                  RCON1738                                 0  6.a. Other domestic debt securities ((Held to
                                                                        maturity) (Column B) Fair Value)
ODOMDBTAAM                  RCON1739                                 0  6.a. Other domestic debt securities ((Available for
                                                                        sale) (Column C) Amortized Cost)
ODOMDBTAFV                  RCON1741                                 0  6.a. Other domestic debt securities ((Available for
                                                                        sale) (Column D) Fair Value)
FORDBTHAM                   RCON1742                                 0  6.b. Foreign debt securities ((Held to maturity)
                                                                        (Column A) Amortized Cost)
FORDBTHFV                   RCON1743                                 0  6.b. Foreign debt securities ((Held to maturity)
                                                                        (Column B) Fair Value)
FORDBTAAM                   RCON1744                                 0  6.b. Foreign debt securities ((Available for sale)
                                                                        (Column C) Amortized Cost)
FORDBTAFV                   RCON1746                                 0  6.b. Foreign debt securities ((Available for sale)
                                                                        (Column D) Fair Value)
EQFVMUTAAM                  RCONA510                                 0  7. Investments in mutual funds and other equity
                                                                        securities with readily determinable fair
                                                                        values.*** ((Available for sale) (Column C)
                                                                        Amortized Cost) ((Available for sale)
EQFVMUTAFV                  RCONA511                                 0  7. Investments in mutual funds and other equity
                                                                        securities with readily determinable fair
                                                                        values.***((Available for sale) (Column D) Fair
                                                                        Value) ((Available for sale)
TOTHTMAMRT                  RCON1754                                 0  8. Total (sum of items 1 through 7)(total of column
                                                                        A must equal Schedule RC, Item 2.a) (total of
                                                                        column D must equal Schedule RC, item 2.b) ((Held
                                                                        to maturity)
TOTHTMFVAL                  RCON1771                                 0  8. Total (sum of items 1 through 7)(total of column
                                                                        A must equal Schedule RC, Item 2.a) (total of
                                                                        column D must equal Schedule RC, item 2.b) ((Held
                                                                        to maturity) (Column B)
TOTAFSAMRT                  RCON1772                             82032  8. Total (sum of items 1 through 7)(total of column
                                                                        A must equal Schedule RC, Item 2.a) (total of
                                                                        column D must equal Schedule RC, item 2.b)
                                                                        ((Available for sale) (Column C)
TOTAFSFVAL                  RCON1773                             81988  8. Total (sum of items 1 through 7)(total of column
                                                                        A must equal Schedule RC, Item 2.a) (total of
                                                                        column D must equal Schedule RC, item 2.b)
                                                                        ((Available for sale) (Column D)
                                                                        Memoranda
SECPLEDGED                  RCON0416                               598  1. Pledged securities****
                                                                        2. Maturity and repricing data for debt
                                                                        securities****,***** (excluding those in nonaccrual
                                                                        status)
                                                                        2.a. Securities issued by the U.S. Treasury, U.S.
                                                                        Government agencies, and states and political
                                                                        subdivisions in the U.S., other non mortgage debt
                                                                        securities, and mortgage pass through:******,*******
NMTGDBT3LES                 RCONA549                             54344  2.a.(1) Three months or less
NMTGDBT3_12                 RCONA550                             27644  2.a.(2) Over three months through 12 months
NMTGDBT1_3                  RCONA551                                 0  2.a.(3) Over one year through three years
NMTGDBT3_5                  RCONA552                                 0  2.a.(4) Over three years through five years
NMTGDBT5_15                 RCONA553                                 0  2.a.(5) Over five years through 15 years.
NMTGDBTOV15                 RCONA554                                 0  2.a.(6) Over 15 years
                                                                        2.b. Mortgage pass through securities
                                                                        backed by closed end first lien 1 to 4
                                                                        family residential mortgages with a
                                                                        remaining maturity or next repricing date
                                                                        of:******,********
MTGPASS3LES                 RCONA555                                 0  2.b.(1) Three months or less
MTGPASS3_12                 RCONA556                                 0  2.b.(2) Over three months through 12 months
MTGPASS1_3                  RCONA557                                 0  2.b.(3) Over one year through three years
MTGPASS3_5                  RCONA558                                 0  2.b.(4) Over three years through five years
MTGPASS5_15                 RCONA559                                 0  2.b.(5) Over five years through 15 years
MTGPASSOV15                 RCONA560                                 0  2.b.(6) Over 15 years
                                                                        2.c. Other mortgage backed securities
                                                                        (include CMOs, REMICs, and stripped MBS,
                                                                        exclude mortgage pass through securities)
                                                                        with an expected average life of:*********
OTHMBS3LES                  RCONA561                                 0  2.c.(1) Three years or less
OTHMBSOVR3                  RCONA562                                 0  2.c.(2) Over three years
DBTSECLT1                   RCONA248                             81988  2.d. Debt securities with a REMAINING MATURITY of
                                                                        one year or less (included in Memorandum items 2.a
                                                                        through 2.c above)
AMRTRANSEC                  RCON1778                                 0  3. Amortized cost of held to maturity securities
                                                                        sold or transferred to available for sale or
                                                                        trading securities during the calendar year to date
                                                                        (report the amortized cost at
                                                                        4. Structured notes (included in the held to
                                                                        maturity and available for sale accounts in
                                                                        Schedule RC B, items 2,3,5,and 6)
STRUNOTEAM                  RCON8782                                 0  4.a. Amortized cost
STRUNOTEFV                  RCON8783                                 0  4.b. Fair value
                                                                        * Includes Small Business Administration
                                                                        Guaranteed Loan Pool Certificates, U.S.
                                                                        Maritime Administration obligations, and
                                                                        Export Import Bank participation
                                                                        certificates.
                                                                        ** Includes obligations (other than mortgage backed
                                                                        securities) issued by the Farm Credit System, the
                                                                        Federal Home Loan banks system, the Federal
                                                                        Home Loan Mortgage Corporation,
                                                                        *** Report Federal Reserve stock, Federal Home Loan
                                                                        banks tock, and bankers banks tock in
                                                                        Schedule RC F, item 4.
                                                                        **** Includes held to maturity securities at amortized cost and available for sale securities at fair
                                                                        value.
                                                                        ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.
                                                                        ****** Report fixed rate debt securities by remaining
                                                                        maturity and floating rate debt
                                                                        securities by next repricing date.
                                                                        ******* Sum of Memorandum items 2.a.(1) through
                                                                        2.a.(6) plus any nonaccrual debt securities
                                                                        in the categories of debt securities
                                                                        reported in Memorandum item 2.a that are
                                                                        included in Schedule RC N,
                                                                        ******** Sum of Memorandum items 2.b.(1) through 2.b.(6)
                                                                        plus any nonaccrual mortgage pass through
                                                                        securities backed by closed end first lien
                                                                        1 to 4 family residential mortgages
                                                                        included in Schedule RC N,
                                                                        ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual Other mortgage backed securities included in
'                                                                       Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.b,
                                                                        Schedule RC C Loans and Lease Financing Receivables
                                                                        Part I. Loans and Leases
                                                                        1. Loans secured by real estate.
RECONS                      RCON1415                                 0  1.a. Construction, land development, and other land
                                                                        loans ((Column B) To Be Complete by All Banks)
REFARM                      RCON1420                                 0  1.b. Secured by farmland (including farm
                                                                        residential and other improvements) ((Column B) To
                                                                        Be Complete by All Banks)
                                                                        1.c. Secured by 1 to 4 family residential
                                                                        properties:
RELINEOFCR                  RCON1797                                 0  1.c.(1) Revolving, open end loans secured by 1 4
                                                                        family residential properties and extended under
                                                                        lines of credit ((Column B) To Be Complete by All
                                                                        Banks)
                                                                        1.c.(2) Closed end loans secured by 1 to 4 family
                                                                        residential properties:
REFAMFSTLN                  RCON5367                                 0  1.c.2.(a) Secured by first liens ((Column B) To Be
                                                                        Complete by All Banks)
REFAMJRLN                   RCON5368                                 0  1.c.2.(b) Secured by junior liens ((Column B) To Be
                                                                        Complete by All Banks)
REMLTAGG                    RCON1460                                 0  1.d. Secured by multifamily (5 or more) residential
                                                                        properties ((Column B) To Be Complete by All Banks)
RENONFARM                   RCON1480                                 0  1.e. Secured by nonfarm nonresidential properties
                                                                        ((Column B) To Be Complete by All Banks)
FNCOMACC                    RCON1288                                 0  2. Loans to depository institutions and acceptances
                                                                        of other banks ((Column B) To Be Complete by All
                                                                        Banks)
                                                                        2.a. To commercial banks in the U.S.: ((Column B)
                                                                        To Be Complete by All Banks)
COMUSBAF                    RCONB532                                    2.a.(1) To U.S. branches and agencies of foreign
                                                                        banks ((Column A) To Be Completed by Banks with
                                                                        $300 Million or More in Total Assets*)
COMUSOCUS                   RCONB533                                    2.a.(2) To other commercial banks in the U.S.
                                                                        ((Column A) To Be Completed by Banks with $300
                                                                        Million or More in Total Assets*)
OTHDIUS                     RCONB534                                    2.b. To other depository institutions in the U.S.
                                                                        ((Column A) To Be Completed by Banks with $300
                                                                        Million or More in Total Assets*)
                                                                        2.c. To banks in foreign countries
FORBRUS                     RCONB536                                    2.c.(1) To foreign branches of other U.S. banks
                                                                        ((Column A) To Be Completed by Banks with $300
                                                                        Million or More in Total Assets*)
FOROFOR                     RCONB537                                    2.c.(2) To other banks in foreign countries
                                                                        ((Column A) To Be Completed by Banks with
                                                                        $300 Million or More in Total Assets*)
FARM                        RCON1590                                 0  3. Loans to finance agricultural production and
                                                                        other loans to farmers ((Column B) To Be Complete
                                                                        by All Banks)
CILOANS                     RCON1766                                 0  4. Commercial and industrial loans ((Column B) To
                                                                        Be Complete by All Banks)
CILNSUS                     RCON1763                                    4.a. To U.S. addressees (domicile) ((Column A) To
                                                                        Be Completed by Banks with $300 Million or More in
                                                                        Total Assets*)
CILNSNUS                    RCON1764                                    4.b. To non U.S. addressees (domicile) ((Column A)
                                                                        To Be Completed by Banks with $300 Million or More
                                                                        in Total Assets*)
                                                                        5. Not applicable
                                                                        6. Loans to individuals for household, family, and
                                                                        other personal expenditures (i.e., consumer loans)
                                                                        (includes purchased paper):
LINDCRCD                    RCONB538                                 0  6.a. Credit cards ((Column B) To Be Complete by All
                                                                        Banks)
LINDRECV                    RCONB539                                 0  6.b. Other revolving credit plans ((Column B) To Be
                                                                        Complete by All Banks)
OTHERLNIND                  RCON2011                                 0  6.c. Other consumer loans (includes single payment,
                                                                        installment, and all student loans) ((Column B) To
                                                                        Be Complete by All Banks)
OLOANSFG                    RCON2081                                 0  7. Loans to foreign governments and official
                                                                        institutions (including foreign central banks)
                                                                        ((Column B) To Be Complete by All Banks)
STPOLLOANS                  RCON2107                                 0  8. Obligations (other than securities and leases)
                                                                        of states and political subdivisions in the U.S.
                                                                        ((Column B) To Be Complete by All Banks)
OLOANSAGG                   RCON1563                                 0  9. Other loans ((Column B) To Be Complete by All
                                                                        Banks)
SECLOANAGG                  RCON1545                                    9.a. Loans for purchasing or carrying securities
                                                                        (secured and unsecured) ((Column A) To Be Completed
                                                                        by Banks with $300 Million or More in Total Assets*)
OLOANSOTH                   RCON1564                                    9.b. All other loans (exclude consumer loans)
                                                                        ((Column A) To Be Completed by Banks with $300
                                                                        Million or More in Total Assets*)
DIRLSFIN                    RCON2165                                 0  10. Lease financing receivables (net of unearned
                                                                        income) ((Column B) To Be Complete by All Banks)
LEASEUS                     RCON2182                                    10.a. Of U.S. addressees (domicile) ((Column A) To
                                                                        Be Completed by Banks with $300 Million or More in
                                                                        Total Assets*)
LEASENONUS                  RCON2183                                    10.b. Of non U.S. addressees (domicile) ((Column A)
                                                                        To Be Completed by Banks with $300 Million or More
                                                                        in Total Assets*)
UNINC                       RCON2123                                 0  11. LESS: Any unearned income on loans reflected in
                                                                        items 1 9 above ((Column B) To Be Complete by All
                                                                        Banks)
TOTLNSLSE                   RCON2122                                 0  12. Total loans and leases, net of unearned income
                                                                        (sum of items 1 through 10 minus item 11) (must
                                                                        equal Schedule RC, sum of items 4.a and 4.b)
                                                                        ((Column B) To Be Complete by All Banks)
                                                                        Memoranda
RESTRLOANS                  RCON1616                                 0  M.1. Loans and leases restructured and in
                                                                        compliance with modified terms (included in
                                                                        Schedule RC C, part I, above and not reported as
                                                                        past due or nonaccrual in Schedule RC
                                                                        M.2. Maturity and repricing data for loans and
                                                                        leases (excluding those in nonaccrual status):
                                                                        M.2.a. Closed end loans secured by first liens on 1
                                                                        to 4 family residential properties (reported in
                                                                        Schedule RC C, part I, item 1.c.(2)(a), column B,
                                                                        above) with a remaining maturity or next**,***
LNFSTLN3LES                 RCONA564                                 0  M.2.a.(1) Three months or less
LNFSTLN3_12                 RCONA565                                 0  M.2.a.(2) Over three months through 12 months
LNFSTLN1_3                  RCONA566                                 0  M.2.a.(3) Over one year through three years
LNFSTLN3_5                  RCONA567                                 0  M.2.a.(4) Over three years through five years
LNFSTLN5_15                 RCONA568                                 0  M.2.a.(5) Over five years through 15 years.
LNFSTLNOV15                 RCONA569                                 0  M.2.a.(6) Over 15 years
                                                                        M.2.b. All loans and leases (reported in
                                                                        Schedule RC C, part I, items 1 through 10,
                                                                        column B, above) EXCLUDING closed end loans
                                                                        secured by first liens on 1 to 4 family
                                                                        residential properties:**, ****
LNLSOTH3LES                 RCONA570                                 0  M.2.b.(1) Three months or less
LNLSOTH3_12                 RCONA571                                 0  M.2.b.(2) Over three months through 12 months
LNLSOTH1_3                  RCONA572                                 0  M.2.b.(3) Over one year through three years
LNLSOTH3_5                  RCONA573                                 0  M.2.b.(4) Over three years through five years
LNLSOTH5_15                 RCONA574                                 0  M.2.b.(5) Over five years through 15 years.
LNLSOTHOV15                 RCONA575                                 0  M.2.b.(6) Over 15 years
LNLSLT1                     RCONA247                                 0  M.2.c. Loans and leases (reported in Schedule RC C,
                                                                        part I, items 1 through 10, column B,
                                                                        above) with a REMAINING MATURITY of one
                                                                        year or less (excluding those in nonaccrual
                                                                        status)
RECONSTRLN                  RCON2746                                 0  M.3. Loans to finance commercial real estate,
                                                                        construction, and land development activities (not
                                                                        secured by real estate) included in Schedule RC C,
                                                                        part I, items 4 and 9, column B*****
ADJLNFSTLN                  RCON5370                                 0  M.4. Adjustable rate closed end loans secured by
                                                                        first liens on 1 to 4 family residential properties
                                                                        (included in Schedule RC C, part I, item
                                                                        1.c.(2)(a), column B)
LNSRENUS                    RCONB837                                    M.5. To be completed by banks with $300 million or
                                                                        more in total assets:* Loans secured by real estate
                                                                        to non U.S. addressees (domicile) included in
                                                                        Schedule RC C, part I,
OUTSCCF                     RCONC391                                 0  6. Outstanding credit card fees and finance charges
                                                                        included in Schedule RC-C, part I, item 6.a, column
                                                                        A
                                                                        Part II. Loans to Small Businesses and Small Farms
                                                                        Schedule RC C, Part II is to be reported only with
                                                                        the June Report of Condition.
                                                                        Report the number and amount currently outstanding
                                                                        as of June 30 of business loans with original
                                                                        amounts of $1,000,000 or less and farm loans with
                                                                        original amounts of $500,000 or less.
                                                                        Loans to Small Businesses
BUSLNSIND                   RCON6999                                    1. Indicate in the appropriate box at the right
                                                                        whether all or substantially all of the dollar
                                                                        volume of your banks Loans secured by nonfarm
                                                                        nonresidential properties
                                                                        If YES, complete items 2.a and 2.b below, skip
                                                                        items 3 and 4,and go to item 5.
                                                                        If NO and your bank has loans outstanding in either
                                                                        loan category, skip items 2.a and 2.b,complete
                                                                        items 3 and 4 below, and go to item 5.
                                                                        If NO and your bank has no loans outstanding in
                                                                        both loan categories, skip items 2 through 4,and go
                                                                        to item 5.
                                                                        2. Report the total number of loans currently
                                                                        outstanding for each of the following Schedule RC
                                                                        C, part I, loan categories:
NONFARMNUM                  RCON5562                                    2.a. Loans secured by nonfarm nonresidential properties
                                                                        reported in Schedule RC C, part I, item 1.e (Note: Item
                                                                        1.e divided by the number of loans should
                                                                        NOT exceed $100,000.)
CILNSUSNUM                  RCON5563                                    2.b. Commercial and industrial loans reported in
                                                                        Schedule RC C, part I, item 4.6 (Note: Item 4,6
                                                                        divided by the number of loans should NOT exceed
                                                                        $100,000.)
                                                                        3. Number and amount currently outstanding of Loans
                                                                        secured by nonfarm nonresidential properties
                                                                        reported in Schedule RC C, part I, item 1.e (sum of
                                                                        items 3.a through 3.c must be less than:
NFRM100NUM                  RCON5564                                    3.a. With original amounts of $100,000 or less
                                                                        ((Column A) Number of Loans)
NONFARM100                  RCON5565                                    3.a. With original amounts of $100,000 or less
                                                                        ((Column B) Amount Currently Outstanding)
NFRM250NUM                  RCON5566                                    3.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column A) Number of Loans)
NONFARM250                  RCON5567                                    3.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column B) Amount Currently
                                                                        Outstanding)
NFRM1MNUM                   RCON5568                                    3.c. With original amounts of more than $250,000
                                                                        through $1,000,000 ((Column A) Number of Loans)
NONFRM1M                    RCON5569                                    3.c. With original amounts of more than $250,000
                                                                        through $1,000,000 ((Column B) Amount Currently
                                                                        Outstanding)
                                                                        4. Number and amount currently outstanding of
                                                                        Commercial and industrial loans reported in
                                                                        Schedule RC C, part I, item 46 (sum of items 4.a
                                                                        through 4.c must be less than or equal to:
CIUS100NUM                  RCON5570                                    4.a. With original amounts of $100,000 or less
                                                                        ((Column A) Number of Loans)
CILNUS100                   RCON5571                                    4.a. With original amounts of $100,000 or less
                                                                        ((Column B) Amount Currently Outstanding)
CIUS250NUM                  RCON5572                                    4.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column A) Number of Loans)
CILNUS250                   RCON5573                                    4.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column B) Amount Currently
                                                                        Outstanding)
CIUS1MNUM                   RCON5574                                    4.c. With original amounts of more than $250,000
                                                                        through $1,000,000 ((Column A) Number of Loans)
CILNUS1M                    RCON5575                                    4.c. With original amounts of more than $250,000
                                                                        through $1,000,000 ((Column B) Amount Currently
                                                                        Outstanding)
                                                                        Agricultural Loans to Small Farms
FARMLNIND                   RCON6860                                    5. Indicate in the appropriate box at the right
                                                                        whether all or substantially all of the dollar
                                                                        volume of your banks Loans secured by farmland
                                                                        If YES, complete items 6.a and 6.b below, and do
                                                                        not complete items 7 and 8.
                                                                        If NO and your bank has loans outstanding in either
                                                                        loan category, skip items 6.a and 6.b and complete
                                                                        items 7 and 8 below.
                                                                        If NO and your bank has no loans outstanding in
                                                                        both loan categories, do not complete items 6
                                                                        through 8.
                                                                        6. Report the total number of loans currently
                                                                        outstanding for each of the following Schedule RC
                                                                        C, part I, loan categories:
REFARMNUM                   RCON5576                                    6.a. Loans secured by farmland (including farm
                                                                        residential and other improvements) reported in
                                                                        Schedule RC C, part I, item 1.b, (Note: Item 1.b
                                                                        divided by the number of loans
FARMNUM                     RCON5577                                    6.b. Loans to finance agricultural production and
                                                                        other loans to farmers reported in Schedule RC C,
                                                                        part I, item 3 (Note: Item 3 divided by the number
                                                                        of loans should NOT exceed $100,000.)
                                                                        7. Number and amount currently outstanding of Loans
                                                                        secured by farmland (including farm residential and
                                                                        other improvements) reported in Schedule RC C, part
                                                                        I, item 1.b:
REFRM100NM                  RCON5578                                    7.a. With original amounts of $100,000 or less
                                                                        (Column A) Number of Loans ((Column A) Number of
                                                                        Loans)
REFRMLN100                  RCON5579                                    7.a. With original amounts of $100,000 or less
                                                                        (Column B) Amount Currently Outstanding ((Column B)
                                                                        Amount Currently Outstanding)
REFRM250NM                  RCON5580                                    7.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column A) Number of Loans)
REFRMLN250                  RCON5581                                    7.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column B) Amount Currently
                                                                        Outstanding)
REFRM500NM                  RCON5582                                    7.c. With original amounts of more than $250,000
                                                                        through $500,000 ((Column A) Number of Loans)
REFRMLN500                  RCON5583                                    7.c. With original amounts of more than $250,000
                                                                        through $500,000 ((Column B) Amount Currently
                                                                        Outstanding)
                                                                        8. Number and amount currently outstanding of Loans
                                                                        to finance agricultural production and other loans
                                                                        to farmers reported in Schedule RC C, part I, item
                                                                        3 (sum of items 8.a through 8.c):
AG100NUM                    RCON5584                                    8.a. With original amounts of $100,000 or less
                                                                        ((Column A) Number of Loans)
AGLN100                     RCON5585                                    8.a. With original amounts of $100,000 or less
                                                                        ((Column B) Amount Currently Outstanding)
AG250NUM                    RCON5586                                    8.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column A) Number of Loans)
AGLN250                     RCON5587                                    8.b. With original amounts of more than $100,000
                                                                        through $250,000 ((Column B) Amount Currently
                                                                        Outstanding)
AG500NUM                    RCON5588                                    8.c. With original amounts of more than $250,000
                                                                        through $500,000 ((Column A) Number of Loans)
AGLN500                     RCON5589                                    8.c. With original amounts of more than $250,000
                                                                        through $500,000 ((Column B) Amount Currently
                                                                        Outstanding)
                                                                        * The $300 million asset size test is generally
                                                                        based on the total assets reported on the June 30,
                                                                        2004, Report of Condition.
                                                                        ** Report fixed rate loans and leases by remaining
                                                                        maturity and floating rate loans by next repricing
                                                                        date.
                                                                        *** Sum of Memorandum items 2.a.(1) through
                                                                        2.a.(6) plus total nonaccrual closed end
                                                                        loans secured by first liens on 1 to 4
                                                                        family residential properties included in
                                                                        Schedule RC N,
                                                                        **** Sum of Memorandum items 2.b.(1) through 2.b.(6)
                                                                        plus total nonaccrual loans and leases from Schedule
                                                                        RC N, sum of items 1 through 8, column C,
                                                                        minus nonaccrual closed end loans
                                                                        ***** Exclude loans secured by real estate that
                                                                        are included in Schedule RC C, part I,
                                                                        items 1.a through 1.e, column B. Schedule
                                                                        RC D Trading Assets and Liabilities
                                                                        Schedule RC D is to be completed by banks
                                                                        that reported average trading assets
                                                                        (Schedule RC K, item 7) of $2 million or
                                                                        more for any quarter of the preceding year.
                                                                        ASSETS
TAUSTRES                    RCON3531                                 0  1. U.S. Treasury securities
TAGENCYOBL                  RCON3532                                 0  2. U.S. Government agency obligations in domestic
                                                                        offices (exclude mortgage backed securities)
TASECSTPOL                  RCON3533                                 0  3. Securities issued by states and political
                                                                        subdivisions in the U.S.
                                                                        4. Mortgage backed securities (MBS):
TAPASSFNMA                  RCON3534                                 0  4.a. Pass through securities issued or guaranteed
                                                                        by FNMA,FHLMC,or GNMA
TACMOFNMA                   RCON3535                                 0  4.b. Other mortgage backed securities issued or
                                                                        guaranteed by FNMA,FHLMC,or GNMA (include
                                                                        CMOs,REMICs,and stripped MBS)
TAOMRTGSEC                  RCON3536                                 0  4.c. All other mortgage backed securities
TAOTHDBTSE                  RCON3537                                 0  5. Other debt securities
                                                                        6. 8. Not applicable
TAOTHER                     RCON3541                                 0  9. Other trading assets
                                                                        10. Not applicable
D_TAREVALGNS                RCON3543                                    11. Derivatives with a positive fair value:
TOTRADEAST                  RCON3545                                 0  12. Total trading assets (sum of items 1 through
                                                                        11)(must equal Schedule RC, item 5)
                                                                        LIABILITIES
TLSHORTPOS                  RCON3546                                 0  13. Liability for short positions
TLREVALOSS                  RCON3547                                 0  14. Derivatives with a negative fair value:
TOTRADELIA                  RCON3548                                 0  15. Total trading liabilities (sum of items 13 and
                                                                        14)(must equal Schedule RC, item 15)
                                                                        Schedule RC E Deposit Liabilities Deposits
                                                                        of:
TRANSIPCCK                  RCONB549                                 0  1. Individuals, partnerships, and corporations
                                                                        (include all certified and official checks)
                                                                        (Transaction Accounts ((Column A) Total transaction
                                                                        accounts))
NTRXIPCCK                   RCONB550                                 0  1. Individuals, partnerships, and corporations
                                                                        (include all certified and official checks) (
                                                                        Nontransaction Accounts (Column C) Total
                                                                        nontransaction accounts (including MMDAs))
TRANSUSGOV                  RCON2202                                 0  2. U.S. Government (Transaction Accounts ((Column
                                                                        A) Total transaction accounts (including total
                                                                        demand deposits)))
NONTRANUS                   RCON2520                                 0  2. U.S. Government ( Nontransaction Accounts
                                                                        (Column C) Total nontransaction accounts (including
                                                                        MMDAs))
TRANSSTPOL                  RCON2203                                 0  3. States and political subdivisions in the U.S.
                                                                        (Transaction Accounts ((Column A) Total transaction
                                                                        accounts (including total demand deposits)))
NONTRANST                   RCON2530                                 0  3. States and political subdivisions in the U.S. (
                                                                        Nontransaction Accounts (Column C) Total
                                                                        nontransaction accounts (including MMDAs))
TRANSCBDEP                  RCONB551                                 0  4. Commercial banks and other depository
                                                                        institutions in the U.S. (Transaction Accounts
                                                                        ((Column A) Total transaction accounts (including
                                                                        total demand deposits)))
NTRXCBDEP                   RCONB552                                 0  4. Commercial banks and other depository
                                                                        institutions in the U.S. ( Nontransaction Accounts
                                                                        (Column C) Total nontransaction accounts (including
                                                                        MMDAs))
TRANSFORBK                  RCON2213                                 0  5. Banks in foreign countries (Transaction Accounts
                                                                        ((Column A) Total transaction accounts (including
                                                                        total demand deposits)))
NONTRANFOR                  RCON2236                                 0  5. Banks in foreign countries ( Nontransaction
                                                                        Accounts (Column C) Total nontransaction accounts
                                                                        (including MMDAs))
TRANSFORG                   RCON2216                                 0  6. Foreign governments and official institutions
                                                                        (including foreign central banks) (Transaction
                                                                        Accounts ((Column A) Total transaction accounts))
NONTRXFORG                  RCON2377                                 0  6. Foreign governments and official institutions
                                                                        (including foreign central banks) ( Nontransaction
                                                                        Accounts (Column C) Total nontransaction accounts
                                                                        (including MMDAs))
TOTTRANDEP                  RCON2215                                 0  7. Total (sum of items 1 through 6)(sum of columns
                                                                        A and C must equal Schedule RC, item 13.a)
                                                                        (Transaction Accounts ((Column A) Total transaction
                                                                        accounts ))
DEMAND                      RCON2210                                 0  7. Total (sum of items 1 through 6)(sum of columns
                                                                        A and C must equal Schedule RC, item 13.a) ((Column
                                                                        B) Memo: Total demand deposits (included in Column
                                                                        A))
TOTNONTRDP                  RCON2385                                 0  7. Total (sum of items 1 through 6)(sum of columns
                                                                        A and C must equal Schedule RC, item 13.a)
                                                                        (Nontransaction Accounts (Column C) Total
                                                                        nontransaction accounts (including MMDAs))
                                                                        Memoranda
                                                                        M.1. Selected components of total deposits (i.e.,
                                                                        sum of item 7,columns A and C)
IRAKEOGH                    RCON6835                                 0  M.1.a. Total Individual Retirement Accounts (IRAs)
                                                                        and Keogh Plan accounts
BROKERDEP                   RCON2365                                 0  M.1.b. Total brokered deposits
                                                                        M.1.c. Fully insured brokered deposits
                                                                        (included in Memorandum item 1.b above):
BROKRLT100                  RCON2343                                 0  M.1.c.(1) Issued in denominations of less than
                                                                        $100,000
BROKR100                    RCON2344                                 0  M.1.c.(2) Issued either in denominations of
                                                                        $100,000 or in denominations greater than $100,000
                                                                        and participated out by the broker in shares of
                                                                        $100,000 or less M.1.d. Maturity data for brokered deposits:
BKRLT100LT1                 RCONA243                                 0  M.1.d.(1) Brokered deposits issued in denominations
                                                                        of less than $100,000 with a remaining maturity of
                                                                        one year or less (included in Memorandum item
                                                                        1.c.(1) above)
BKRGT100LT1                 RCONA244                                 0  M.1.d.(2) Brokered deposits issued in denominations
                                                                        of $100,000 or more with a remaining maturity of
                                                                        one year or less (included in Memorandum item 1.b
                                                                        above)
PREFERDEP                   RCON5590                                    M.1.e. Preferred deposits (uninsured deposits of
                                                                        states and political subdivisions in the U.S.
                                                                        reported in item 3 above which are secured or
                                                                        collateralized as required under state law)
                                                                        M.2. Components of total nontransaction accounts
                                                                        (sum of Memorandum items 2.a through 2.c must equal
                                                                        item 7,column C above):
                                                                        M.2.a. Savings deposits:
MMDA                        RCON6810                                 0  M.2.a.(1) Money market deposit accounts (MMDAs)
OTHSAVDEP                   RCON0352                                 0  M.2.a.(2) Other savings deposits (excludes MMDAs)
TMUNDER100                  RCON6648                                 0  M.2.b. Total time deposits of less than $100,000
TMDEPGT100                  RCON2604                                 0  M.2.c. Total time deposits of $100,000 or more
                                                                        3. Maturity and repricing data for time
                                                                        deposits of less than $100,000:
                                                                        3.a. Time deposits of less than $100,000 with a
                                                                        remaining maturity or next repricing date
                                                                        of:*,**
TMLT1003LES                 RCONA579                                 0  3.a.(1) Three months or less
TMLT1003_12                 RCONA580                                 0  3.a.(2) Over three months through 12 months
TMLT1001_3                  RCONA581                                 0  3.a.(3) Over one year through three years
TMLT100OV3                  RCONA582                                 0  3.a.(4) Over three years
TMLT100LT1                  RCONA241                                 0  3.b. Time deposits of less than $100,000 with a
                                                                        REMAINING MATURITY of one year or less
                                                                        (included in Memorandum items 3.a.(1)
                                                                        through 3.a.(2) above)***
                                                                        4. Maturity and repricing data for time deposits of
                                                                        $100,000 or more:
                                                                        4.a. Time deposits of $100,000 or more with a remaining
                                                                        maturity or next repricing date of:*,****
TMGT1003LES                 RCONA584                                 0  4.a.(1) Three months or less
TMGT1003_12                 RCONA585                                 0  4.a.(2) Over three months through 12 months
TMGT1001_3                  RCONA586                                 0  4.a.(3) Over one year through three years
TMGT100OV3                  RCONA587                                 0  4.a.(4) Over three years
TMGT100LT1                  RCONA242                                 0  4.b. Time deposits of $100,000 or more with a
                                                                        REMAINING MATURITY of one year or less (included in
                                                                        Memorandum items 4.a.(1) through 4.a.(2) above)***
                                                                        * Report fixed rate time deposits by remaining maturity
                                                                        and floating rate time deposits by next
                                                                        repricing date.
                                                                        ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must
                                                                        equal Schedule RC E, Memorandum item 2.b.
                                                                        *** Report both fixed and floating rate time deposits by
                                                                        remaining maturity. Exclude floating rate
                                                                        time deposits with a next repricing date of
                                                                        one year or less that have a remaining
                                                                        maturity of.
                                                                        **** Sum of Memorandum items 4.a.(1) through 4.a.(4)
                                                                        must equal Schedule RC E, Memorandum item 2.c.
                                                                        Schedule RC F Other Assets
OAACIRECV                   RCONB556                                87  1. Accrued interest receivable*
OADEFTAX                    RCON2148                              2755  2. Net deferred tax assets**
                                                                        3. Interest only strips receivable (not in
                                                                        the form of a security)*** on:
MRTGINTSTRP                 RCONA519                                 0  3.a. Mortgage loans
OTHASTISTRP                 RCONA520                                 0  3.b. Other financial assets
OTEQSECAAM                  RCON1752                              3000  4. Equity securities that do not have readily
                                                                        determinable fair values****
OAOTH                       RCON2168                             11717  5. All other assets (itemize and describe amounts
                                                                        greater than 25,000 that exceed 25% of this item)
PRPDEXP                     RCON2166                                 0  5.a. Prepaid expenses
LIFINSCSV                   RCONC009                                 0  5.b. Cash surrender value of life insurance
PROPREPO                    RCON1578                                 0  5.c. Repossessed personal property (including
                                                                        vehicles)
DERIVPFV                    RCONC010                                 0  5.d. Derivatives with a positive fair value held
                                                                        for purposes other than trading
RTINTSCC                    RCONC436                                 0  5.e. Retained interests in accrued interest
                                                                        receivable related to securitized credit cards
OAOTHA                      RCON3549                              7065  5.f (TEXT 3549)
OAOTHB                      RCON3550                              4652  5.g.(TEXT 3550)
OAOTHC                      RCON3551                                 0  5.h.(TEXT 3551)
TOTOA                       RCON2160                             17559  6. Total (sum of items 1 through 5)(must equal
                                                                        Schedule RC, item 11)
                                                                        * Includes accrued interest receivable on
                                                                        loans, leases, debt securities, and other
                                                                        interest bearing assets.
                                                                        ** See discussion of deferred income taxes
                                                                        in Glossary entry on income taxes.
                                                                        *** Report interest only strips receivable in
                                                                        the form of a security as available for
                                                                        sale securities in Schedule RC, item 2.b,
                                                                        or as trading assets in Schedule RC, item
                                                                        5, as appropriate.
                                                                        **** Includes Federal Reserve stock, Federal Home Loan banks tock, and bankers banks tock.
                                                                        ***** For savings banks, include dividends accrued
                                                                        and unpaid on deposits. Schedule RC G Other
                                                                        Liabilities
OLACCDEP                    RCON3645                                 0  1.a. Interest accrued and unpaid on deposits*
OLACCEXP                    RCON3646                             14718  1.b. Other expenses accrued and unpaid (includes
                                                                        accrued income taxes payable)
OLDEFTAX                    RCON3049                                 0  2. Net deferred tax liabilities**
OLALLOBX                    RCONB557                                 0  3. Allowance for credit losses on off balance sheet
                                                                        credit exposures
OLOTH                       RCON2938                              3263  4. All other liabilities (itemize and describe
                                                                        amounts greater than 25,000 that exceed 25% of this
                                                                        item)
ACTPAYBL                    RCON3066                                 0  4.a. Accounts payable
DEFCOMPL                    RCONC011                                 0  4.b. Deferred compensation liabilities
DIVDNYP                     RCON2932                                 0  4.c. Dividends declared but not yet payable
DERIVNFV                    RCONC012                                 0  4.d. Derivatives with a negative fair value held
                                                                        for purposes other than trading
OLOTHA                      RCON3552                              3158  4.e.(TEXT 3552)
OLOTHB                      RCON3553                                 0  4.f.(TEXT 3553)
OLOTHC                      RCON3554                                 0  4.g.(TEXT 3554)
TOTOL                       RCON2930                             17981  5. Total (sum of items 1 through 4)(sum must equal
                                                                        Schedule RC, item 20)
                                                                        * For savings banks, include dividends accrued and
                                                                        unpaid on deposits.
                                                                        ** See discussion of deferred income taxes in
                                                                        Glossary entry on income taxes.
                                                                        Schedule RC K Quarterly Averages*
                                                                        ASSETS
AVGINTBAL                   RCON3381                             25031  1. Interest bearing balances due from depository
                                                                        institutions
AVGUSGXM                    RCONB558                             82002  2 U.S. Treasury securities and U.S. Government
                                                                        agency obligations**(excluding mortgage backed
                                                                        securities)
AVGMORTBS                   RCONB559                                 0  3 Mortgage backed securities**
AVOSECTS                    RCONB560                                 0  4. All other securities **,***(includes securities
                                                                        issued by states and political subdivisions in the
                                                                        U.S.)
AVGFFSOLD                   RCON3365                                 0  5. Federal funds sold and securities purchased
                                                                        under agreements to resell
                                                                        6. Loans:
AVLOANS                     RCON3360                                 0  6.a. Total loans The following four loan items are
                                                                        to be completed by banks with $25 million or more
                                                                        in total assets:****
AVGSECBYRE                  RCON3385                                 0  6.b. Loans secured by real estate
AVGCILOANS                  RCON3387                                 0  6.c. Commercial and industrial loans
                                                                        6.d. Loans to individuals for household,
                                                                        family, and other personal expenditures:
AVGINDCRCD                  RCONB561                                 0  6.d.(1) Credit cards
AVGINDREVC                  RCONB562                                 0  6.d.(2) Other (includes single payment,
                                                                        installment, all student loans, and revolving
                                                                        credit plans other than credit cards)
AVGTRADE                    RCON3401                                 0  7. To be completed by banks with $100 million or
                                                                        more in total assets:****Trading assets
AVDIRLSFIN                  RCON3484                                 0  8. Lease financing receivables (net of unearned
                                                                        income)
AVGASSETS                   RCON3368                            128894  9. Total assets*****
                                                                        LIABILITIES
AVTRANSDEP                  RCON3485                                 0  10. Interest bearing transaction accounts (NOW
                                                                        accounts, ATS accounts, and telephone and
                                                                        preauthorized transfer accounts)(exclude demand
                                                                        deposits)
                                                                        11. Nontransaction accounts:
AVGSAVD                     RCONB563                                 0  11.a. Savings deposits (includes MMDAs)
AVGTMEGT100                 RCONA514                                 0  11.b. Time deposits of $100,000 or more
AVGTMELT100                 RCONA529                                 0  11.c. Time deposits of less than $100,000
AVFFPUR                     RCON3353                                 0  12. Federal funds purchased and securities sold
                                                                        under agreements to repurchase
AVOLIBOR                    RCON3355                                 0  13. To be completed by banks with $100 million or
                                                                        more in total assets:**** Other borrowed money
                                                                        (includes mortgage indebtedness and obligations
                                                                        under capitalized leases)
                                                                        Memorandum
AVGFARMLNS                  RCON3386                                 0  M.1. Memorandum item 1 is to be completed by:****
                                                                        banks with $300 million or more in total assets,
                                                                        and banks with $25 million or more in total assets,
                                                                        but less than
                                                                        * For all items, banks have the option of reporting
                                                                        either (1) an average of DAILY figures for the
                                                                        quarter, or (2) an average of WEEKLY figures (i.e.,
                                                                        the Wednesday of each week of the quarter).
                                                                        ** Quarterly averages for all debt securities
                                                                        should be based on amortized cost.
                                                                        *** Quarterly averages for all equity securities
                                                                        should be based on historical cost.
                                                                        **** The asset size tests and the five percent of
                                                                        total loans test are generally based on the total
                                                                        assets and total loans reported on the June 30,
                                                                        2004, Report of Condition.
                                                                        ***** The quarterly average for total assets should
                                                                        reflect all debt securities (not held for trading)
                                                                        at amortized cost, equity securities with readily
                                                                        determinable fair values at the.
                                                                        Schedule RC L Derivatives and Off Balance Sheet
                                                                        Items
                                                                        Please read carefully the instructions for the
                                                                        preparation of Schedule RC L. Some of the amounts
                                                                        reported in Schedule RC L are regarded as volume
                                                                        indicators and not necessarily as measures of risk.
                                                                        1. Unused commitments:
UNCMMTEQLN                  RCON3814                                 0  1.a. Revolving,open end lines secured by 1 to 4
                                                                        family residential properties, e.g., home equity
                                                                        lines
UNCMMTCRCD                  RCON3815                                 0  1.b. Credit card lines
UNCMTRECON                  RCON3816                                 0  1.c.(1) Commitments to fund commercial real estate,
                                                                        construction, and land development loans secured by
                                                                        real estate
UNCMTUNSEC                  RCON6550                                 0  1.c.(2)  Commitments to fund commercial real
                                                                        estate, construction, and land development loans
                                                                        NOT secured by real estate
UNCMMTSEC                   RCON3817                                 0  1.d. Securities underwriting
UNOTHCMMT                   RCON3818                                 0  1.e. Other unused commitments
FINSTDBY                    RCON3819                                 0  2. Financial standby letters of credit
FINCONVEY                   RCON3820                                 0  2.a. Amount of financial standby letters of credit
                                                                        conveyed to others
PERFSTDBY                   RCON3821                                 0  3. Performance standby letters of credit
PERFCONVEY                  RCON3822                                 0  3.a. Amount of performance standby letters of
                                                                        credit conveyed to others
LETTERCRDT                  RCON3411                                 0  4. Commercial and similar letters of credit
PARTCONVEY                  RCON3428                                 0  5. To be completed by banks with $100 million or
                                                                        more in total assets:* Participations in
                                                                        acceptances (as described in the instructions)
                                                                        conveyed to others by the reporting bank
SECLENT                     RCON3433                                 0  6. Securities lent (including customers securities
                                                                        lent where the customer is indemnified against loss
                                                                        by the reporting bank)
                                                                        7. Notional amount of credit derivatives:
CRDERGTY                    RCONA534                                 0  7.a. Credit derivatives on which the reporting bank
                                                                        is the guarantor
CRDERGPOS                   RCONC219                                 0  7.a.(1) Gross positive fair value
CRDERGNEG                   RCONC220                                 0  7.a.(2) Gross negative fair value
CRDERBNFTR                  RCONA535                                 0  7.b. Credit derivatives on which the reporting bank
                                                                        is the beneficiary
CRDERBPOS                   RCONC221                                 0  7.b.(1) Gross positive fair value
CRDERBNEG                   RCONC222                                 0  7.b.(2) Gross negative fair value
SPOTFGNEX                   RCON8765                                 0  8. Spot foreign exchange contracts
OTHCOMMIT                   RCON3430                                 0  9. All other off balance sheet liabilities (exclude
                                                                        derivatives) (itemize and describe each
                                                                        component of this item over 25% of Schedule
                                                                        RC, item 28, Total equity capital)
SECBORROW                   RCON3432                                 0  9.a. Securities borrowed
WHENISSPUR                  RCON3434                                 0  9.b. Commitments to purchase when issued securities
OTHCOMMITA                  RCON3555                                 0  9.c. (TEXT 3555)
OTHCOMMITB                  RCON3556                                 0  9.d. (TEXT 3556)
OTHCOMMITC                  RCON3557                                 0  9.e. (TEXT 3557)
OTHOFFAST                   RCON5591                                 0  10. All other off balance sheet assets (exclude
                                                                        derivatives) (itemize and describe each
                                                                        component of this item over 25% of Schedule
                                                                        RC, item 28, Total equity capital)
WHENISSSEL                  RCON3435                                 0  10.a. Commitments to sell when issued securities
OTHOBSASTA                  RCON5592                                 0  10.b. (TEXT 5592)
OTHOBSASTB                  RCON5593                                 0  10.c. (TEXT 5593)
OTHOBSASTC                  RCON5594                                 0  10.d. (TEXT 5594)
OTHOBSASTD                  RCON5595                                 0  10.e. (TEXT 5595)
                                                                        11. Year-to-date merchant credit card sales
volume:
MCRCDACQ                    RCONC223                                 0  11.a. Sales for which the reporting bank is the
                                                                        acquiring bank
MCRCDWRISK                  RCONC224                                 0  11.b. Sales for which the reporting bank is the
                                                                        agent bank with risk
                                                                        12. Gross amounts (e.g., notional amounts) (for
                                                                        each column, sum of items 11.a through 11.e must
                                                                        equal sum of items 12 and 13):
INTRTEFUT                   RCON8693                                 0  12.a. Futures contracts ((Column A) Interest Rate
                                                                        Contracts)
FGNEXFUT                    RCON8694                                 0  12.a. Futures contracts ((Column B) Foreign
                                                                        Exchange Contracts)
EQDERFUT                    RCON8695                                 0  12.a. Futures contracts ((Column C) Equity
                                                                        Derivative Contracts)
CMDTYFUT                    RCON8696                                 0  12.a. Futures contracts ((Column D) Commodity and
                                                                        Other Contracts)
INTRTEFOR                   RCON8697                                 0  12.b. Forward contracts ((Column A) Interest Rate
                                                                        Contracts)
FGNEXFOR                    RCON8698                                 0  12.b. Forward contracts ((Column B) Foreign
                                                                        Exchange Contracts)
EQDERFOR                    RCON8699                                 0  12.b. Forward contracts ((Column C) Equity
                                                                        Derivative Contracts)
CMDTYFOR                    RCON8700                                 0  12.b. Forward contracts ((Column D) Commodity and
                                                                        Other Contracts)
                                                                        12.c. Exchange traded option contracts:
INTRTEWRTET                 RCON8701                                 0  12.c.(1) Written options ((Column A) Interest Rate
                                                                        Contracts)
FGNEXWRTET                  RCON8702                                 0  12.c.(1) Written options ((Column B) Foreign
                                                                        Exchange Contracts)
EQDERWRTET                  RCON8703                                 0  12.c.(1) Written options ((Column C) Equity
                                                                        Derivative Contracts)
CMDTYWRTET                  RCON8704                                 0  12.c.(1) Written options ((Column D) Commodity and
                                                                        Other Contracts)
CMDTYPURET                  RCON8705                                 0  12.c.(2) Purchased options ((Column A) Interest
                                                                        Rate Contracts)
FGNEXPURET                  RCON8706                                 0  12.c.(2) Purchased options ((Column B) Foreign
                                                                        Exchange Contracts)
FGNEXWRTOTC                 RCON8707                                 0  12.c.(2) Purchased options ((Column C) Equity
                                                                        Derivative Contracts)
EQDERWRTOTC                 RCON8708                                 0  12.c.(2) Purchased options ((Column D) Commodity
                                                                        and Other Contracts)
                                                                        12.d. Over the counter option contracts:
INTRTEWRTOTC                RCON8709                                 0  12.d.(1) Written options ((Column A) Interest Rate
                                                                        Contracts)
FGNEXWRTOTC                 RCON8710                                 0  12.d.(1) Written options ((Column B) Foreign
                                                                        Exchange Contracts)
EQDERWRTOTC                 RCON8711                                 0  12.d.(1) Written options ((Column C) Equity
                                                                        Derivative Contracts)
CMDTYWRTOTC                 RCON8712                                 0  12.d.(1) Written options ((Column D) Commodity and
                                                                        Other Contracts)
INTRTEPUROTC                RCON8713                                 0  12.d.(2) Purchased options ((Column A) Interest
                                                                        Rate Contracts)
FGNEXPUROTC                 RCON8714                                 0  12.d.(2) Purchased options ((Column B) Foreign
                                                                        Exchange Contracts)
EQDERPUROTC                 RCON8715                                 0  12.d.(2) Purchased options ((Column C) Equity
                                                                        Derivative Contracts)
CMDTYPUROTC                 RCON8716                                 0  12.d.(2) Purchased options ((Column D) Commodity
                                                                        and Other Contracts)
INTRTESWAP                  RCON3450                                 0  12.e. Swaps ((Column A) Interest Rate Contracts)
FGNEXSWAP                   RCON3826                                 0  12.e. Swaps ((Column B) Foreign Exchange Contracts)
EQDERSWAP                   RCON8719                                 0  12.e. Swaps ((Column C) Equity Derivative Contracts)
CMDTYSWAP                   RCON8720                                 0  12.e. Swaps ((Column D) Commodity and Other
                                                                        Contracts)
INTRTEHFT                   RCONA126                                 0  13. Total gross notional amount of derivative
                                                                        contracts held for trading ((Column A) Interest
                                                                        Rate Contracts)
FGNEXHFT                    RCONA127                                 0  13. Total gross notional amount of derivative
                                                                        contracts held for trading ((Column B) Foreign
                                                                        Exchange Contracts)
EQDERHFT                    RCON8723                                 0  13. Total gross notional amount of derivative
                                                                        contracts held for trading ((Column C) Equity
                                                                        Derivative Contracts)
CMDTYHFT                    RCON8724                                 0  13. Total gross notional amount of derivative
                                                                        contracts held for trading ((Column D) Commodity
                                                                        and Other Contracts)
INTRTEMTM                   RCON8725                                 0  14. Total gross notional amount of derivative
                                                                        contracts held for purposes other than trading
                                                                        ((Column A) Interest Rate Contracts)
FGNEXMTM                    RCON8726                                 0  14. Total gross notional amount of derivative
                                                                        contracts held for purposes other than trading
                                                                        ((Column B) Foreign Exchange Contracts)
EQDERMTM                    RCON8727                                 0  14. Total gross notional amount of derivative
                                                                        contracts held for purposes other than trading
                                                                        ((Column C) Equity Derivative Contracts)
CMDTYMTM                    RCON8728                                 0  14. Total gross notional amount of derivative
                                                                        contracts held for purposes other than trading
                                                                        ((Column D) Commodity and Other Contracts)
INTRTSWAPFX                 RCONA589                                 0  14.a. Interest rate swaps where the bank has agreed
                                                                        to pay a fixed rate ((Column A) Interest Rate
                                                                        Contracts)
                                                                        15. To be completed by banks with $100 million or
                                                                        more in total assets:* Gross fair values:
                                                                        15.a. Contracts held for trading:
INTRTEHFTGP                 RCON8733                                 0  15.a.(1) Gross positive fair value ((Column A)
                                                                        Interest Rate Contracts)
FGNEXHFTGP                  RCON8734                                 0  15.a.(1) Gross positive fair value ((Column B)
                                                                        Foreign Exchange Contracts)
EQDERHFTGP                  RCON8735                                 0  15.a.(1) Gross positive fair value ((Column C)
                                                                        Equity Derivative Contracts)
CMDTYHFTGP                  RCON8736                                 0  15.a.(1) Gross positive fair value ((Column D)
                                                                        Commodity and Other Contracts)
INTRTEHFTGN                 RCON8737                                 0  15.a.(2) Gross negative fair value ((Column A)
                                                                        Interest Rate Contracts)
FGNEXHFTGN                  RCON8738                                 0  15.a.(2) Gross negative fair value ((Column B)
                                                                        Foreign Exchange Contracts)
EQDERHFTGN                  RCON8739                                 0  15.a.(2) Gross negative fair value ((Column C)
                                                                        Equity Derivative Contracts)
CMDTYHFTGN                  RCON8740                                 0  15.a.(2) Gross negative fair value ((Column D)
                                                                        Commodity and Other Contracts)
                                                                        15.b. Contracts held for purposes other than
                                                                        trading:
INTRTEMTMGP                 RCON8741                                 0  15.b.(1) Gross positive fair value ((Column A)
                                                                        Interest Rate Contracts)
FGNEXMTMGP                  RCON8742                                 0  15.b.(1) Gross positive fair value ((Column B)
                                                                        Foreign Exchange Contracts)
EQDERMTMGP                  RCON8743                                 0  15.b.(1) Gross positive fair value ((Column C)
                                                                        Equity Derivative Contracts)
CMDTYMTMGP                  RCON8744                                 0  15.b.(1) Gross positive fair value ((Column D)
                                                                        Commodity and Other Contracts)
INTRTEMTMGN                 RCON8745                                 0  15.b.(2) Gross negative fair value ((Column A)
                                                                        Interest Rate Contracts)
FGNEXMTMGN                  RCON8746                                 0  15.b.(2) Gross negative fair value ((Column B)
                                                                        Foreign Exchange Contracts)
EQDERMTMGN                  RCON8747                                 0  15.b.(2) Gross negative fair value ((Column C)
                                                                        Equity Derivative Contracts)
CMDTYMTMGN                  RCON8748                                 0  15.b.(2) Gross negative fair value ((Column D)
                                                                        Commodity and Other Contracts)
                                                                        * The $100 million asset size test is generally
                                                                        based on the total assets reported in the June 30,
                                                                        2004, Report of Condition.
                                                                        Schedule RC M Memoranda
                                                                        1. Extensions of credit by the reporting bank to
                                                                        its executive officers, directors, principal
                                                                        shareholders, and their related interests as of the
                                                                        report date:
EXECLOANS                   RCON6164                                 0  1.a. Aggregate amount of all extensions of credit
                                                                        to all executive officers, directors, principal
                                                                        shareholders, and their related interests
EXECLNSNO                   RCON6165                                 0  1.b. Number of executive officers, directors, and
                                                                        principal shareholders to whom the amount of all
                                                                        extensions of credit by the reporting bank
                                                                        2. Intangible assets other than goodwill:
MTGSERV                     RCON3164                                 0  2.a. Mortgage servicing assets
MTGSERVFV                   RCONA590                                 0  2.a.(1) Estimated fair value of mortgage servicing
                                                                        assets
CCRLNMTGSA                  RCONB026                                 0  2.b. Purchased credit card relationships and
                                                                        nonmortgage servicing assets
ALLOTHINTG                  RCON5507                                 0  2.c. All other identifiable intangible assets
TINGASET                    RCON0426                                 0  2.d. Total (sum of items 2.a, 2.b, and 2.c) (must
                                                                        equal Schedule RC, item 10.b)
                                                                        3. Other real estate owned:
REINVOWNED                  RCON5372                                 0  3.a. Direct and indirect investments in real estate
                                                                        ventures
                                                                        3.b. All other real estate owned:
REOWNCONS                   RCON5508                                 0  3.b.(1) Construction, land development and other
                                                                        land
REOWNFARM                   RCON5509                                 0  3.b.(2) Farmland
REOWN1_4                    RCON5510                                 0  3.b.(3) 1 to 4 family residential properties
REOWN5MOR                   RCON5511                                 0  3.b.(4) Multifamily (5 or more) residential
                                                                        properties
REOWNNONFM                  RCON5512                                 0  3.b.(5) Nonfarm nonresidential properties
TOTREOWNED                  RCON2150                                 0  3.c. Total (sum of items 3.a and 3.b) (must equal
                                                                        Schedule RC, item 7)
                                                                        4. Investments in unconsolidated
                                                                        subsidiaries and associated companies:
REINVSUBS                   RCON5374                                 0  4.a. Direct and indirect investments in real estate
                                                                        ventures
OTHINVSUBS                  RCON5375                                 0  4.b. All other investments in unconsolidated
                                                                        subsidiaries and associated companies
TOTINVSUBS                  RCON2130                                 0  4.c. Total (sum of items 4.a and 4.b) (must equal
                                                                        Schedule RC, item 8)
                                                                        5. Other borrowed money:
                                                                        5.a. Federal Home Loan Bank advances:
BMFHLB1LES                  RCON2651                                 0  5.a.(1) With a remaining maturity of one year or
                                                                        less
BMFHLB1_3                   RCONB565                                 0  5.a.(2) With a remaining maturity of more than one
                                                                        year through three years
BMFHLBOV3                   RCONB566                                 0  5.a.(3) With a remaining maturity of more than
                                                                        three years
                                                                        5.b. Other borrowings:
BMOTH1LES                   RCONB571                                 0  5.b.(1) With a remaining maturity of one year or
                                                                        less
BMOTH1_3                    RCONB567                                 0  5.b.(2) With a remaining maturity of more than one
                                                                        year through three years
BMOTHOV3                    RCONB568                                 0  5.b.(3) With a remaining maturity of more than
                                                                        three years
OTBRWMNY                    RCON3190                                 0  5.c. Total (sum of items 5.a.(1) through 5.b.(3)
                                                                        must equal Schedule RC, item 16)
PRILMUTF                    RCONB569                                 0  6. Does the reporting banks sell private label or
                                                                        third party mutual funds and annuities?
ASPMUTF                     RCONB570                                 0  7. Assets under the reporting banks management in
                                                                        proprietary mutual funds and annuities
                                                                        8. Primary Internet Web site address of the bank
                                                                        (home page), if any
WEBTRANCP                   RCON4088                                 0  9. Do any of the banks Internet Web sites have
                                                                        transactional capability, i.e, allow the banks
                                                                        customers to execute transactions on their accounts
                                                                        through the Web site?
                                                                        *Includes overnight Federal Home Loan Bank advances.
                                                                        Schedule RC N Past Due and Nonaccrual Loans,
                                                                        Leases, and Other Assets
                                                                        1. Loans secured by real estate:
CNLD30_89                   RCON2759                                 0  1.a. Construction, land development, and other land
                                                                        loans ((Column A) Past due 30 through 89 days and
                                                                        still accruing)
CONST90MOR                  RCON2769                                 0  1.a. Construction, land development, and other land
                                                                        loans ((Column B) Past due 90 days or more and
                                                                        still accruing)
CONSTNONAC                  RCON3492                                 0  1.a. Construction, land development, and other land
                                                                        loans ((Column C) Nonaccrual)
FRML30_89                   RCON3493                                 0  1.b. Secured by farmland ((Column A) Past due 30
                                                                        through 89 days and still accruing)
FARM90MOR                   RCON3494                                 0  1.b. Secured by farmland ((Column B) Past due 90
                                                                        days or more and still accruing)
FARMNONAC                   RCON3495                                 0  1.b. Secured by farmland ((Column C) Nonaccrual)
                                                                        1.c. Secured by 1 to 4 family residential
                                                                        properties:
REVOE30_89                  RCON5398                                 0  1.c.(1) Revolving, open end loans secured by 1 to 4
                                                                        family residential properties and extended under
                                                                        lines of credit ((Column A) Past due 30 through 89
                                                                        days and still accruing)
REVRS90MOR                  RCON5399                                 0  1.c.(1) Revolving, open end loans secured by 1 to 4
                                                                        family residential properties and extended under
                                                                        lines of credit ((Column B) Past due 90 days or
                                                                        more and still accruing)
REVRSNONAC                  RCON5400                                 0  1.c.(1) Revolving, open end loans secured by 1 to 4
                                                                        family residential properties and extended under
                                                                        lines of credit ((Column C) Nonaccrual)
                                                                        1.c.(2) Closed end loans secured by 1 to 4 family
                                                                        residential properties
CL1ST30_89                  RCONC236                                 0  1.c.(2)(a) Secure by first liens ((Column A) Past
                                                                        due 30 through 89 days and still accruing)
CL1ST90MOR                  RCONC237                                 0  1.c.(2)(a) Secure by first liens ((Column B) Past
                                                                        due 90 days or more and still accruing)
CL1STNACC                   RCONC229                                 0  1.c.(2)(a) Secure by first liens ((Column C)
                                                                        Nonaccrual)
CLJRL30_89                  RCONC238                                 0  1.c.(2)(b) Secured by junior liens ((Column A) Past
                                                                        due 30 through 89 days and still accruing)
CLJRL90MOR                  RCONC239                                 0  1.c.(2)(b) Secured by junior liens ((Column B) Past
                                                                        due 90 days or more and still accruing)
CLJRLNACC                   RCONC230                                 0  1.c.(2)(b) Secured by junior liens ((Column C)
                                                                        Nonaccrual)
RESMUL30_89                 RCON3499                                 0  1.d. Secured by multifamily (5 or more) residential
                                                                        properties ((Column A) Past due 30 through 89 days
                                                                        and still accruing)
MLTRS90MOR                  RCON3500                                 0  1.d. Secured by multifamily (5 or more) residential
                                                                        properties ((Column B) Past due 90 days or more and
                                                                        still accruing)
MLTRSNONAC                  RCON3501                                 0  1.d. Secured by multifamily (5 or more) residential
                                                                        properties ((Column C) Nonaccrual)
SNFNR30_89                  RCON3502                                 0  1.e. Secured by nonfarm nonresidential properties
                                                                        ((Column A) Past due 30 through 89 days and still
                                                                        accruing)
NONRS90MOR                  RCON3503                                 0  1.e. Secured by nonfarm nonresidential properties
                                                                        ((Column B) Past due 90 days or more and still
                                                                        accruing)
NONRSNONAC                  RCON3504                                 0  1.e. Secured by nonfarm nonresidential properties
                                                                        ((Column C) Nonaccrual)
DINST30_89                  RCONB834                                 0  2. Loans to depository institutions and acceptances
                                                                        of other banks ((Column A) Past due 30 through 89
                                                                        days and still accruing)
DINST90MOR                  RCONB835                                 0  2. Loans to depository institutions and acceptances
                                                                        of other banks ((Column B) Past due 90 days or more
                                                                        and still accruing)
DINSTNONAC                  RCONB836                                 0  2. Loans to depository institutions and acceptances
                                                                        of other banks ((Column C) Nonaccrual)
                                                                        3. Not applicable
CMLPD30_89                  RCON1606                                 0  4. Commercial and industrial loans ((Column A) Past
                                                                        due 30 through 89 days and still accruing)
PDCI90MORE                  RCON1607                                 0  4. Commercial and industrial loans ((Column B) Past
                                                                        due 90 days or more and still accruing)
CINONACCRL                  RCON1608                                 0  4. Commercial and industrial loans ((Column C)
                                                                        Nonaccrual)
                                                                        5. Loans to individuals for household, family, and
                                                                        other personal expenditures:
ICRCD30_89                  RCONB575                                 0  5.a. Credit cards ((Column A) Past due 30 through
                                                                        89 days and still accruing)
ICRCD90MOR                  RCONB576                                 0  5.a. Credit cards ((Column B) Past due 90 days or
                                                                        more and still accruing)
ICRCDNONAC                  RCONB577                                 0  5.a. Credit cards ((Column C) Nonaccrual)
IREVC30_89                  RCONB578                                 0  5.b. Other (includes single payment, installment,
                                                                        all student loans, and revolving credit
                                                                        plans other than credit cards) ((Column A)
                                                                        Past due 30 through 89 days and still
                                                                        accruing)
IREVC90MOR                  RCONB579                                 0  5.b. Other (includes single payment, installment,
                                                                        all student loans, and revolving credit plans other
                                                                        than credit cards) ((Column B) Past due 90 days or
                                                                        more and still accruing)
IREVCNONAC                  RCONB580                                 0  5.b. Other (includes single payment, installment,
                                                                        all student loans, and revolving credit plans other
                                                                        than credit cards) ((Column C) Nonaccrual)
FGOI30_89                   RCON5389                                 0  6. Loans to foreign governments and official
                                                                        institutions ((Column A) Past due 30 through 89
                                                                        days and still accruing)
FGNLN90MOR                  RCON5390                                 0  6. Loans to foreign governments and official
                                                                        institutions ((Column B) Past due 90 days or more
                                                                        and still accruing)
FGNLNNONAC                  RCON5391                                 0  6. Loans to foreign governments and official
                                                                        institutions ((Column C) Nonaccrual)
PDOL30_89                   RCON5459                                 0  7. All other loans1 ((Column A) Past due 30 through
                                                                        89 days and still accruing)
PDOTH90MOR                  RCON5460                                 0  7. All other loans1 ((Column B) Past due 90 days or
                                                                        more and still accruing)
OTHNONACCR                  RCON5461                                 0  7. All other loans1 ((Column C) Nonaccrual)
LFRPD30_89                  RCON1226                                 0  8. Lease financing receivables ((Column A) Past due
                                                                        30 through 89 days and still accruing)
PDLS90MORE                  RCON1227                                 0  8. Lease financing receivables ((Column B) Past due
                                                                        90 days or more and still accruing)
LSNONACCRL                  RCON1228                                 0  8. Lease financing receivables ((Column C)
                                                                        Nonaccrual)
DSXPD30_89                  RCON3505                                 0  9. Debt securities and other assets (exclude other
                                                                        real estate owned and other repossessed assets)
                                                                        ((Column A) Past due 30 through 89 days and still
                                                                        accruing)
DBTSC90MOR                  RCON3506                                 0  9. Debt securities and other assets (exclude other
                                                                        real estate owned and other repossessed assets)
                                                                        ((Column B) Past due 90 days or more and still
                                                                        accruing)
DBTSCNONAC                  RCON3507                                 0  9. Debt securities and other assets (exclude other
                                                                        real estate owned and other repossessed assets)
                                                                        ((Column C) Nonaccrual)
                                                                        Amounts reported in Schedule RC N, items 1 through
                                                                        8, above include guaranteed and unguaranteed
                                                                        portions of past due and nonaccrual loans and
                                                                        leases. Report in item 10 below certain guaranteed.
USGPD30_89                  RCON5612                                 0  10. Loans and leases reported in items 1 through 8
                                                                        above which are wholly or partially guaranteed by
                                                                        the U.S. Government ((Column A) Past due 30 through
                                                                        89 days and still accruing)
PDUS90MOR                   RCON5613                                 0  10. Loans and leases reported in items 1 through 8
                                                                        above which are wholly or partially guaranteed by
                                                                        the U.S. Government ((Column B) Past due 90 days or
                                                                        more and still accruing)
USNONACCR                   RCON5614                                 0  10. Loans and leases reported in items 1 through 8
                                                                        above which are wholly or partially guaranteed by
                                                                        the U.S. Government ((Column C) Nonaccrual)
GARLL30_89                  RCON5615                                 0  10.a. Guaranteed portion of loans and leases
                                                                        included in item 10 above ((Column A) Past due 30
                                                                        through 89 days and still accruing)
PDGTY90MOR                  RCON5616                                 0  10.a. Guaranteed portion of loans and leases
                                                                        included in item 10 above ((Column B) Past due 90
                                                                        days or more and still accruing)
GTYNONACCR                  RCON5617                                 0  10.a. Guaranteed portion of loans and leases
                                                                        included in item 10 above ((Column C) Nonaccrual)
                                                                        Memoranda
RLLPD30_89                  RCON1658                                 0  M.1. Restructured loans and leases included in
                                                                        Schedule RC N, items 1 through 8, above (and not
                                                                        reported in Schedule RC C, Part I, Memorandum item
                                                                        1) ((Column A) Past due 30 through 89)
RLLPD90MOR                  RCON1659                                 0  M.1. Restructured loans and leases included in
                                                                        Schedule RC N, items 1 through 8, above (and not
                                                                        reported in Schedule RC C, Part I, Memorandum item
                                                                        1) ((Column B) Past due 90 days
RLPDNONACC                  RCON1661                                 0  M.1. Restructured loans and leases included in
                                                                        Schedule RC N, items 1 through 8, above
                                                                        (and not reported in Schedule RC C, Part I,
                                                                        Memorandum item 1) (Column C) Nonaccrual
CLXRE30_89                  RCON6558                                 0  M.2. Loans to finance commercial real estate,
                                                                        construction, and land development activities (not
                                                                        secured by real estate) included in Schedule RC N,
                                                                        items 4 and 7,
COMRE90MOR                  RCON6559                                 0  M.2. Loans to finance commercial real estate,
                                                                        construction, and land development activities (not
                                                                        secured by real estate) included in Schedule RC N,
                                                                        items 4 and 7,
COMRENONAC                  RCON6560                                 0  M.2. Loans to finance commercial real estate,
                                                                        construction, and land development activities (not
                                                                        secured by real estate) included in Schedule RC N,
                                                                        items 4 and 7,
                                                                        M.3. Memorandum items 3.a. through 3.d are to be
                                                                        completed by banks with $300 million or more in
                                                                        total assets:**
NUSRE30_89                  RCON1248                                    M.3.a. Loans secured by real estate to non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 1, above) ((Column A) Past due 30 through 89
                                                                        days and still accruing)
RE90MORNUS                  RCON1249                                    M.3.a. Loans secured by real estate to non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 1, above) ((Column B) Past due 90 days or more
                                                                        and still accruing)
RENONACNUS                  RCON1250                                    M.3.a. Loans secured by real estate to non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 1, above) ((Column C) Nonaccrual)
FORBK30_89                  RCON5380                                    M.3.b. Loans and acceptances of foreign banks
                                                                        (included in Schedule RC N, item 2, above) ((Column
                                                                        A) Past due 30 through 89 days and still accruing)
FGNBK90MOR                  RCON5381                                    M.3.b. Loans and acceptances of foreign banks
                                                                        (included in Schedule RC N, item 2, above) ((Column
                                                                        B) Past due 90 days or more and still accruing)
FGNBKNONAC                  RCON5382                                    M.3.b. Loans and acceptances of foreign banks
                                                                        (included in Schedule RC N, item 2, above) ((Column
                                                                        C) Nonaccrual)
NUSCI30_89                  RCON1254                                    M.3.c. Commercial and industrial loans to non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 4, above) ((Column A) Past due 30 through 89
                                                                        days and still accruing)
CI90MORNUS                  RCON1255                                    M.3.c. Commercial and industrial loans to non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 4, above) ((Column B) Past due 90 days or more
                                                                        and still accruing)
CINONACNUS                  RCON1256                                    M.3.c. Commercial and industrial loans to non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 4, above) ((Column C) Nonaccrual)
NUSLF30_89                  RCON1271                                    M.3.d. Lease financing receivables of non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 8, above) ((Column A) Past due 30 through 89
                                                                        days and still accruing)
LS90MORNUS                  RCON1272                                    M.3.d. Lease financing receivables of non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 8, above) ((Column B) Past due 90 days or more
                                                                        and still accruing)
LSNONACNUS                  RCON1791                                    M.3.d. Lease financing receivables of non U.S.
                                                                        addressees (domicile) (included in Schedule RC N,
                                                                        item 8, above) ((Column C) Nonaccrual)
AGPF30_89                   RCON1594                                 0  M.4. Memorandum item 4 is to be completed by:**
                                                                        banks with $300 million or more in total assets,
                                                                        banks with less than $300 million in total assets
                                                                        that have loans to finance
PDFRM90MOR                  RCON1597                                 0  M.4. Memorandum item 4 is to be completed by:**
                                                                        banks with $300 million or more in total assets,
                                                                        banks with less than $300 million in total assets
                                                                        that have loans to finance
FARMNONACC                  RCON1583                                 0  M.4. Memorandum item 4 is to be completed by:**
                                                                        banks with $300 million or more in total assets,
                                                                        banks with less than $300 million in total assets
                                                                        that have loans to finance
LLHFS30_89                  RCONC240                                 0  M.5. Loans and leases held for sale (included in
                                                                        Schedule RC-N, items 1 through 8,above) ((Column A)
                                                                        Past due 30 through 89 days and still accruing)
LLHFS90MOR                  RCONC241                                 0  M.5. Loans and leases held for sale (included in
                                                                        Schedule RC-N, items 1 through 8,above) ((Column B)
                                                                        Past due 90 days or more and still accruing)
LLHFSNACC                   RCONC226                                 0  5. Loans and leases held for sale (included in
                                                                        Schedule RC-N, items 1 through 8,above) ((Column C)
                                                                        Nonaccrual)
INTRC30_89                  RCON3529                                    M.6. Memorandum item 6 is to be completed by banks
                                                                        with $300 million or more in total assets:**
                                                                        Interest rate, foreign exchange rate, and other
                                                                        commodity and equity contracts:
INTRC90MOR                  RCON3530                                    M.6. Memorandum item 6 is to be completed by banks
                                                                        with $300 million or more in total assets:**
                                                                        Interest rate, foreign exchange rate, and other
                                                                        commodity and equity contracts:
                                                                        * Includes past due and nonaccrual Loans to finance
                                                                        agricultural production and other loans to farmers,
                                                                        Obligations (other than securities and leases) of
                                                                        states and political
                                                                        ** The $300 million asset size test and the five
                                                                        percent of total loans test are generally based on
                                                                        the total assets and total loans reported on the
                                                                        June 30, 2004, Report of Condition.
                                                                        Person to whom questions about the Reports of
                                                                        Condition and Income should be directed:
                                                                        Name and Title (TEXT 8901)
                                                                        E-mail Address (TEXT 4086)
                                                                        Telephone (TEXT 8902)
                                                                        Fax (TEXT 9116)
                                                                        Schedule RC O Other Data for Deposit Insurance and
                                                                        FICO Assessments
                                                                        1. Unposted debits (see instructions):
IDEBIT                      RCON0030                                 0  1.a. Actual amount of all unposted debits
                                                                        OR
                                                                        b. Separate amount of unposted debits:
IDEBDEM                     RCON0031                                 0  1.b.(1) Actual amount of unposted debits to demand
                                                                        deposits
IDEBTIM                     RCON0032                                 0  1.b.(2) Actual amount of unposted debits to time
                                                                        and savings deposits*
                                                                        2. Unposted credits (see instructions):
ICREDIT                     RCON3510                                 0  2.a. Actual amount of all unposted credits
                                                                        OR
                                                                        2.b. Separate amount of unposted credits:
ICRDEM                      RCON3512                                 0
ICRTIM                      RCON3514                                 0  2.b.(2) Actual amount of unposted credits to time
                                                                        and savings deposits*
IBKTRUST                    RCON3520                                 0  3. Uninvested trust funds (cash) held in banks own
                                                                        trust department (not included in total deposits)
                                                                        4. Deposits of consolidated subsidiaries in
                                                                        domestic offices and in insured branches in Puerto
                                                                        Rico and U.S. territories and possessions (not
                                                                        included in total deposits):
IDEMNCONO                   RCON2211                                 0  4.a. Demand deposits of consolidated subsidiaries
ITIMNCONO                   RCON2351                                 0  4.b. Time and savings deposits* of consolidated
                                                                        subsidiaries
INTACCONO                   RCON5514                                 0  4.c. Interest accrued and unpaid on deposits of
                                                                        consolidated subsidiaries
                                                                        5. Not applicable
                                                                        6. Reserve balances actually passed through to the
                                                                        Federal Reserve by the reporting bank on behalf of
                                                                        its respondent depository institutions that are
                                                                        also reflected as deposit liabilities of the:
RESPASDMD                   RCON2314                                 0  6.a. Amount reflected in demand deposits (included
                                                                        in Schedule RC E, Part I, item 7, column B)
RESPASTMSV                  RCON2315                                 0  6.b. Amount reflected in time and savings
                                                                        deposits*(included in Schedule RC E, Part I, item
                                                                        7, column A or C, but not column B)
                                                                        7. Unamortized premiums and discounts on time and
                                                                        savings deposits:*,**
PREMTIMDP                   RCON5516                                 0  7.a. Unamortized premiums
DSCTTIMDP                   RCON5517                                 0  7.b. Unamortized discounts
                                                                        8. To be completed by banks with Oakar
                                                                        deposits. 8.a. Deposits purchased or
                                                                        acquired from other FDIC insured
                                                                        institutions during the quarter:
DEPPURINS                   RCONA531                                 0  8.a.(1) Total deposits purchased or acquired from
                                                                        other FDIC insured institutions during the quarter
DEPPURATTR                  RCONA532                                 0  8.a.(2) Amount of purchased or acquired deposits
                                                                        reported in item 8.a.(1) above attributable to a
                                                                        secondary fund (i.e., BIF members report deposits
                                                                        attributable to SAIF,
DEPSOLD                     RCONA533                                 0  8.b. Total deposits sold or transferred to other
                                                                        FDIC insured institutions during the quarter
LIFELINE                    RCON5596                                    9. Deposits in lifeline accounts
DEPININVCT                  RCON8432                                 0  10. Benefit responsive Depository Institution
                                                                        Investment Contracts (included in total
                                                                        deposits in domestic offices) 11.
                                                                        Adjustments to demand deposits reported in
                                                                        Schedule RC E for certain reciprocal demand
                                                                        balances:
DDADJDECR                   RCON8785                                 0  11.a. Amount by which demand deposits would be
                                                                        reduced if the reporting banks reciprocal demand
                                                                        balances with the domestic offices of U.S. banks
                                                                        and savings associations
DDADJINCR                   RCONA181                                 0  11.b. Amount by which demand deposits would be
                                                                        increased if the reporting banks reciprocal demand
                                                                        balances with foreign banks and foreign offices of
                                                                        other U.S. banks
DDADJCASH                   RCONA182                                 0  11.c. Amount by which demand deposits would be
                                                                        reduced if cash items in process of collection were
                                                                        included in the calculation of the reporting banks
                                                                        net reciprocal
                                                                        12. Amount of assets netted against deposit
                                                                        liabilities on the balance sheet (Schedule RC) in
                                                                        accordance with generally accepted accounting
                                                                        principles (exclude amounts related to reciprocal):
ASTDMDDEP                   RCONA527                                 0  12.a. Amount of assets netted against demand
                                                                        deposits
ASTTMEDEP                   RCONA528                                 0  12.b. Amount of assets netted against time and
                                                                        savings deposits
                                                                        Memoranda (to be completed each quarter except as
                                                                        noted)
                                                                        M.1. Total deposits of the bank (sum of Memorandum
                                                                        items 1.a.(1) and 1.b.(1) must equal Schedule RC,
                                                                        item 13.a):
                                                                        M.1.a. Deposit account of $100,000 or less:
DEPTO100                    RCON2702                                 0  M.1.a.(1) Amount of deposit accounts of $100,000 or
                                                                        less
ACTTO100                    RCON3779                                    M.1.a.(2) Number of deposit accounts of $100,000 or less
                                                                        (to be completed for the June report only)
                                                                        M.1.b. Deposit accounts of more than $100,000:
DEPOV100                    RCON2710                                 0  M.1.b.(1) Amount of deposit accounts of more than
                                                                        $100,000
ACTOV100                    RCON2722                                 0  M.1.b.(2) Number of deposit accounts of more than
                                                                        $100,000
                                                                        M.2. Estimated amount of uninsured deposits in
                                                                        domestic offices of the bank:
UNINSURDEP                  RCON5597                                 0  M.2. Memorandum item 2 is to be completed by all
                                                                        banks. Estimated amount of uninsured deposits in
                                                                        domestic offices of the bank and in insured
                                                                        branches in Puerto Rico and U.S. territories and
                                                                        possessions (see instructions)
CONSUBCERT                  RCONA545                                 0  M.3. Has the reporting institution been
                                                                        consolidated with a parent bank or savings
                                                                        association in that parent banks or parent saving
                                                                        associations Call Report or Thrift Financial Report?
                                                                        * For FDIC insurance and FICO assessment purposes,
                                                                        time and savings deposits consists of
                                                                        nontransaction accounts and all transaction
                                                                        accounts other than demand deposits.
                                                                        ** Exclude core deposit intangibles.
                                                                        Schedule RC R Regulatory Capital
                                                                        Tier 1 capital
REQCAPTL                    RCON3210                            117338  1. Total equity capital (from Schedule RC, item 28)
UNREALAFS                   RCON8434                               -25  2. LESS:  Net unrealized gains (losses) on
                                                                        available-for-sale securities*(if a gain, report as
                                                                        a positive value, if a loss, report as a negative
                                                                        value)
NLAFSEQSEC                  RCONA221                                 0  3. LESS:  Net unrealized loss on available for sale
                                                                        EQUITY securities*
ACCGLCFHEDG                 RCON4336                                 0  4. LESS:  Accumulated net gains (losses) on cash
                                                                        flow hedges* (if a gain, report as a positive
                                                                        value, if a loss, report as a negative value)
NONQPPSTK                   RCONB588                                 0  5. LESS: Nonqualifying perpetual preferred stock
QMINTSUB                    RCONB589                                 0  6. Qualifying minority interests in consolidated
                                                                        subsidiaries
DISSGWOTH                   RCONB590                                 0  7. LESS: Disallowed goodwill and other disallowed
                                                                        intangible assets
TIER1SUBT                   RCONC227                            117363  8. Subtotal (sum of items 1 and 6, less items 2, 3,
                                                                        4, 5, and 7)
DISSACCRL                   RCONB591                                 0  9.a. LESS: Disallowed servicing assets and
                                                                        purchased credit card relationships
DEFTAXAST                   RCON5610                                 0  9.b. LESS: Disallowed deferred tax assets
OTHT1CAP                    RCONB592                                 0  10. Other additions to (deductions from) Tier 1
                                                                        capital
TIER1CAP                    RCON8274                            117363  11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8, and 9)
                                                                        Tier 2 capital
QSUBDEBT                    RCON5306                                 0  12. Qualifying subordinated debt and redeemable
                                                                        preferred stock
CMLPPSTK                    RCONB593                                 0  13. Cumulative perpetual preferred stock includible
                                                                        in Tier 2 capital
ALLOSSINCL                  RCON5310                                 0  14. Allowance for loan and lease losses includible
                                                                        in Tier 2 capital
NGAFSEQSEC                  RCON2221                                 0  15. Unrealized gains on available for sale equity
                                                                        securities includible in Tier 2 capital
OTHT2CAP                    RCONB594                                 0  16. Other Tier 2 capital components
TOTT2CAP                    RCON5311                                 0  17. Tier 2 capital (sum of items 12 through 16)
TIER2CAP                    RCON8275                                 0  18. Allowable Tier 2 capital (lesser of item 11 or
                                                                        17)
TIER3CAP                    RCON1395                                 0  19. Tier 3 capital allocated for market risk
RBCDEDUCT                   RCONB595                                 0  20. LESS: Deductions for total risk based capital
TOTQUALCAP                  RCON3792                            117363  21. Total risk based capital (sum of items 11, 18, and 19, less item 20)
                                                                        Total assets for leverage ratio
LVGAVGAST                   RCON3368                            128894  22. Average total assets (from Schedule RC K, item
                                                                        9)
GWDISSINT                   RCONB590                                 0  23. LESS: Disallowed goodwill and other disallowed
                                                                        intangible assets (from item 7 above)
SRVASDISS                   RCONB591                                 0  24. LESS: Disallowed servicing assets and purchased
                                                                        credit card relationships (from item 8 above)
DISSDEFTX                   RCON5610                                 0  25. LESS: Disallowed deferred tax assets (from item
                                                                        9 above)
LEVCAPDED                   RCONB596                                 0  26. LESS: Other deductions from assets for leverage
                                                                        capital purposes
AVGTOTASET                  RCONA224                            128894  27. Average total assets for leverage capital
                                                                        purposes (item 22 less items 23 through 26)
                                                                        Adjustments for financial subsidiaries
TIER1ADJS                   RCONC228                                 0  28.a. Adjustment to Tier 1 capital reported in item
                                                                        11
RBCFSADJ                    RCONB503                                 0  28.b. Adjustment to total risk based capital
                                                                        reported in item 21
RWAFSADJ                    RCONB504                                 0  29. Adjustment to risk weighted assets reported in
                                                                        item 62
AVGAFSADJ                   RCONB505                                 0  30. Adjustment to average total assets reported in
                                                                        item 27
                                                                        Capital ratios
                                                                        (Column B is to be completed by all banks. Column A
                                                                        is to be completed by banks with financial
                                                                        subsidiaries.)
FST1LEVR                    RCON7273                                 0  31. Tier 1 leverage ratio** ((Column A) Percentage)
T1CAPFDI                    RCON7204                              9105  31. Tier 1 leverage ratio** ((Column B) Percentage)
FST1RBCR                    RCON7274                                 0  32. Tier 1 risk based capital ratio*** ((Column A)
                                                                        Percentage)
T1RBRWFDI                   RCON7206                             53243  32. Tier 1 risk based capital ratio*** ((Column B)
                                                                        Percentage)
FSTOTRBCR                   RCON7275                                 0  33. Total risk based capital ratio**** ((Column A)
                                                                        Percentage)
TOTRBRWFDI                  RCON7205                             53243  33. Total risk based capital ratio**** ((Column B)
                                                                        Percentage)
                                                                        Banks are not required to risk weight each on
                                                                        balance sheet asset and the credit equivalent
                                                                        amount of each off balance sheet item that
                                                                        qualifies for a risk weight of.
                                                                        Balance Sheet Asset Categories
RTOTCASH                    RCON0010                             30571  34. Cash and balances due from depository
                                                                        institutions (Column A equals the sum of Schedule
                                                                        RC, items 1.a and 1.b) ((Column A) Totals (from
                                                                        Schedule RC))
IBAL0P                      RCONB600                                 1  34. Cash and balances due from depository
                                                                        institutions (Column A equals the sum of Schedule
                                                                        RC, items 1.a and 1.b) ((Column C) Allocation by
                                                                        Risk Weight Category (0%))
IBAL20P                     RCONB601                             30570  34. Cash and balances due from depository
                                                                        institutions (Column A equals the sum of Schedule
                                                                        RC, items 1.a and 1.b) ((Column D) Allocation by
                                                                        Risk Weight Category (20%))
                                                                        34. Cash and balances due from depository
                                                                        institutions (Column A equals the sum of Schedule
                                                                        RC, items 1.a and 1.b) ((Column E) Allocation by
                                                                        Risk Weight Category (50%))
IBAL100P                    RCONB602                                 0  34. Cash and balances due from depository
                                                                        institutions (Column A equals the sum of Schedule
                                                                        RC, items 1.a and 1.b) ((Column F) Allocation by
                                                                        Risk Weight Category (100%))
RHTMSEC                     RCON1754                                 0  35. Held to maturity securities ((Column A) Totals
                                                                        (from Schedule RC))
SECHTMNRW                   RCONB603                                 0  35. Held to maturity securities ((Column B) Items
                                                                        Not Subject to Risk Weighting)
SECHTM0P                    RCONB604                                 0  35. Held to maturity securities ((Column C)
                                                                        Allocation by Risk Weight Category (0%))
SECHTM20P                   RCONB605                                 0  35. Held to maturity securities ((Column D)
                                                                        Allocation by Risk Weight Category (20%))
SECHTM50P                   RCONB606                                 0  35. Held to maturity securities ((Column E)
                                                                        Allocation by Risk Weight Category (50%))
SECHTM100P                  RCONB607                                 0  35. Held to maturity securities ((Column F)
                                                                        Allocation by Risk Weight Category (100%))
RAFSSEC                     RCON1773                             81988  36. Available for sale securities ((Column A)
                                                                        Totals (from Schedule RC))
SECAFSNRW                   RCONB608                               -44  36. Available for sale securities ((Column B) Items
                                                                        Not Subject to Risk Weighting)
SECAFS0P                    RCONB609                             82032  36. Available for sale securities ((Column C)
                                                                        Allocation by Risk Weight Category (0%))
SECAFS20P                   RCONB610                                 0  36. Available for sale securities ((Column D)
                                                                        Allocation by Risk Weight Category (20%))
SECAFS50P                   RCONB611                                 0  36. Available for sale securities ((Column E)
                                                                        Allocation by Risk Weight Category (50%))
SECAFS100P                  RCONB612                                 0  36. Available for sale securities ((Column F)
                                                                        Allocation by Risk Weight Category (100%))
RFFSRESL                    RCONC225                                 0  37. Federal funds sold and securities purchased
                                                                        under agreements to resell ((Column A) Totals (from
                                                                        Schedule RC))
FSSPRE0P                    RCONC063                                 0  37. Federal funds sold and securities purchased
                                                                        under agreements to resell ((Column C) Allocation
                                                                        by Risk Weight Category (0%))
FSSPRE20P                   RCONC064                                 0  37. Federal funds sold and securities purchased
                                                                        under agreements to resell ((Column D) Allocation
                                                                        by Risk Weight Category (20%))
FSSPRE100P                  RCONB520                                 0  37. Federal funds sold and securities purchased
                                                                        under agreements to resell ((Column F) Allocation
                                                                        by Risk Weight Category (100%))
RLNSLSALE                   RCON5369                                 0  38. Loans and leases held for sale ((Column A)
                                                                        Totals (from Schedule RC))
LLHFSNRW                    RCONB617                                 0  38. Loans and leases held for sale ((Column B)
                                                                        Items Not Subject to Risk Weighting)
LLHFS0P                     RCONB618                                 0  38. Loans and leases held for sale ((Column C)
                                                                        Allocation by Risk Weight Category (0%))
LLHFS20P                    RCONB619                                 0  38. Loans and leases held for sale ((Column D)
                                                                        Allocation by Risk Weight Category (20%))
LLHFS50P                    RCONB620                                 0  38. Loans and leases held for sale ((Column E)
                                                                        Allocation by Risk Weight Category (50%))
LLHFS100P                   RCONB621                                 0  38. Loans and leases held for sale ((Column F)
                                                                        Allocation by Risk Weight Category (100%))
RNETLNSLS                   RCONB528                                 0  39. Loans and leases, net of unearned income******
                                                                        ((Column A) Totals (from Schedule RC))
TLLNETNRW                   RCONB622                                 0  39. Loans and leases, net of unearned income******
                                                                        ((Column B) Items Not Subject to Risk Weighting)
TLLNET0P                    RCONB623                                 0  39. Loans and leases, net of unearned income******
                                                                        ((Column C) Allocation by Risk Weight Category (0%))
TLLNET20P                   RCONB624                                 0  39. Loans and leases, net of unearned income******
                                                                        ((Column D) Allocation by Risk Weight Category
                                                                        (20%))
TLLNET50P                   RCONB625                                 0  39. Loans and leases, net of unearned income******
                                                                        ((Column E) Allocation by Risk Weight Category
                                                                        (50%))
TLLNET100P                  RCONB626                                 0  39. Loans and leases, net of unearned income******
                                                                        ((Column F) Allocation by Risk Weight Category
                                                                        (100%))
RLNLSALOW                   RCON3123                                 0  40. LESS: Allowance for loan and lease losses
                                                                        ((Column A) Totals (from Schedule RC))
ALOWNRWT                    RCON3123                                 0  40. LESS: Allowance for loan and lease losses
                                                                        ((Column B) Items Not Subject to Risk Weighting)
RTRADEAST                   RCON3545                                 0  41. Trading assets ((Column A) Totals (from
                                                                        Schedule RC))
TRADEANRW                   RCONB627                                 0  41. Trading assets ((Column B) Items Not Subject to
                                                                        Risk Weighting)
TRADEA0P                    RCONB628                                 0  41. Trading assets ((Column C) Allocation by Risk
                                                                        Weight Category (0%))
TRADEA20P                   RCONB629                                 0  41. Trading assets ((Column D) Allocation by Risk
                                                                        Weight Category (20%))
TRADEA50P                   RCONB630                                 0  41. Trading assets ((Column E) Allocation by Risk
                                                                        Weight Category (50%))
TRADEA100P                  RCONB631                                 0  41. Trading assets ((Column F) Allocation by Risk
                                                                        Weight Category (100%))
RALLOTAST                   RCONB639                             22760  42. All other assets***** ((Column A) Totals (from
                                                                        Schedule RC))
OASSTNRW                    RCONB640                                 0  42. All other assets***** ((Column B) Items Not
                                                                        Subject to Risk Weighting)
OASST0P                     RCONB641                              3045  42. All other assets***** ((Column C) Allocation by
                                                                        Risk Weight Category (0%))
OASST20P                    RCONB642                              4733  42. All other assets***** ((Column D) Allocation by
                                                                        Risk Weight Category (20%))
OASST50P                    RCONB643                                 0  42. All other assets***** ((Column E) Allocation by
                                                                        Risk Weight Category (50%))
OASST100P                   RCON5339                             14982  42. All other assets***** ((Column F) Allocation by
                                                                        Risk Weight Category (100%))
RTOTAST                     RCON2170                            135319  43. Total assets (sum of items 34 through 42)
                                                                        ((Column A) Totals (from Schedule RC))
TASSTNRW                    RCONB644                               -44  43. Total assets (sum of items 34 through 42)
                                                                        ((Column B) Items Not Subject to Risk Weighting)
TASST0P                     RCON5320                             85078  43. Total assets (sum of items 34 through 42)
                                                                        ((Column C) Allocation by Risk Weight Category (0%))
TASST20P                    RCON5327                             35303  43. Total assets (sum of items 34 through 42)
                                                                        ((Column D) Allocation by Risk Weight Category
                                                                        (20%))
TASST50P                    RCON5334                                 0  43. Total assets (sum of items 34 through 42)
                                                                        ((Column E) Allocation by Risk Weight Category
                                                                        (50%))
TASST100P                   RCON5340                             14982  43. Total assets (sum of items 34 through 42)
                                                                        ((Column F) Allocation by Risk Weight Category
                                                                        (100%))
                                                                        Derivatives and Off Balance Sheet Items
RFINSTL                     RCONB546                                 0  44. Financial standby letters of credit ((Column A)
                                                                        Face Value or Notional Amount)
                                                                        44. Financial standby letters of credit (Credit
                                                                        Conversion Factor) 1.00 or 12.5*******
FNLCREQIV                   RCONB547                                 0  44. Financial standby letters of credit ((Column B)
                                                                        Credit Equivalent Amount******)
FNLCR0P                     RCONB548                                 0  44. Financial standby letters of credit ((Column C)
                                                                        Allocation by Risk Weight Category (0%))
FNLCR20P                    RCONB581                                 0  44. Financial standby letters of credit ((Column D)
                                                                        Allocation by Risk Weight Category (20%))
FNLCR50P                    RCONB582                                 0  44. Financial standby letters of credit ((Column E)
                                                                        Allocation by Risk Weight Category (50%))
FNLCR100P                   RCONB583                                 0  44. Financial standby letters of credit ((Column F)
                                                                        Allocation by Risk Weight Category (100%))
RPERFSTBY                   RCON3821                                 0  45. Performance standby letters of credit ((Column
                                                                        A) Face Value of Notional Amount)
                                                                        45. Performance standby letters of credit (Credit
                                                                        Conversion Factor).50
PSTBYCREQ                   RCONB650                                 0  45. Performance standby letters of credit ((Column
                                                                        B) Credit Equivalent Amount******)
PSTBY0P                     RCONB651                                 0  45. Performance standby letters of credit ((Column
                                                                        C) Allocation by Risk Weight Category (0%)
PSTBY20P                    RCONB652                                 0  45. Performance standby letters of credit ((Column
                                                                        D) Allocation by Risk Weight Category (20%)
PSTBY50P                    RCONB653                                 0  45. Performance standby letters of credit ((Column
                                                                        E) Allocation by Risk Weight Category (50%)
PSTBY100P                   RCONB654                                 0  45. Performance standby letters of credit ((Column
                                                                        F) Allocation by Risk Weight Category (100%)
RCMLTCRD                    RCON3411                                 0  46. Commercial and similar letters of credit
                                                                        ((Column A) Face Value of Notional Amount)
                                                                        46. Commercial and similar letters of credit
                                                                        (Credit Conversion Factor).20
LTCRCREQ                    RCONB655                                 0  46. Commercial and similar letters of credit
                                                                        ((Column B) Credit Equivalent Amount******)
LTCR0P                      RCONB656                                 0  46. Commercial and similar letters of credit
                                                                        ((Column C) Allocation by Risk Weight Category (0%)
LTCR20P                     RCONB657                                 0  46. Commercial and similar letters of credit
                                                                        ((Column D) Allocation by Risk Weight Category (20%)
LTCR50P                     RCONB658                                 0  46. Commercial and similar letters of credit
                                                                        ((Column E) Allocation by Risk Weight Category (50%)
LTCR100P                    RCONB659                                 0  46. Commercial and similar letters of credit
                                                                        ((Column F) Allocation by Risk Weight Category
                                                                        (100%)
PARTACQUIR                  RCON3429                                 0  47. Risk participations in bankers acceptances
                                                                        acquired by the reporting institution ((Column A)
                                                                        Face Value of Notional Amount)
                                                                        47. Risk participations in bankers acceptances
                                                                        acquired by the reporting institution (Credit
                                                                        Conversion Factor)1.00
PTACQCREQ                   RCONB660                                 0  47. Risk participations in bankers acceptances
                                                                        acquired by the reporting institution ((Column B)
                                                                        Credit Equivalent Amount******)
PTACQ0P                     RCONB661                                 0  47. Risk participations in bankers acceptances
                                                                        acquired by the reporting institution ((Column C)
                                                                        Allocation by Risk Weight Category (0%)
PTACQ20P                    RCONB662                                 0  47. Risk participations in bankers acceptances
                                                                        acquired by the reporting institution ((Column D)
                                                                        Allocation by Risk Weight Category (20%)
PTACQ100P                   RDONB663                                 0  47. Risk participations in bankers acceptances
                                                                        acquired by the reporting institution ((Column F)
                                                                        Allocation by Risk Weight Category (100%)
RSECLENT                    RCON3433                                 0  48. Securities lent ((Column A) Face Value of
                                                                        Notional Amount)
                                                                        48. Securities lent (Credit Conversion Factor)1.00
SECLCREQ                    RCONB664                                 0  48. Securities lent ((Column B) Credit Equivalent
                                                                        Amount******)
SECL0P                      RCONB665                                 0  48. Securities lent ((Column C) Allocation by Risk
                                                                        Weight Category (0%)
SECL20P                     RCONB666                                 0  48. Securities lent ((Column D) Allocation by Risk
                                                                        Weight Category (20%)
SECL50P                     RCONB667                                 0  48. Securities lent ((Column E) Allocation by Risk
                                                                        Weight Category (50%)
SECL100P                    RCONB668                                 0  48. Securities lent ((Column F) Allocation by Risk
                                                                        Weight Category (100%)
SMLBREC                     RCONA250                                 0  49. Retained recourse on small business obligations
                                                                        sold with recourse ((Column A) Face Value of
                                                                        Notional Amount)
                                                                        49. Retained recourse on small business obligations
                                                                        sold with recourse (Credit Conversion Factor)1.00
SMBRECCREQ                  RCONB669                                 0  49. Retained recourse on small business obligations
                                                                        sold with recourse ((Column B) Credit Equivalent
                                                                        Amount******)
SMBREC0P                    RCONB670                                 0  49. Retained recourse on small business obligations
                                                                        sold with recourse ((Column C) Allocation by Risk
                                                                        Weight Category (0%)
SMBREC20P                   RCONB671                                 0  49. Retained recourse on small business obligations
                                                                        sold with recourse ((Column D) Allocation by Risk
                                                                        Weight Category (20%)
SMBREC50P                   RCONB672                                 0  49. Retained recourse on small business obligations
                                                                        sold with recourse ((Column E) Allocation by Risk
                                                                        Weight Category (50%)
SMBREC100P                  RCONB673                                 0  49. Retained recourse on small business obligations
                                                                        sold with recourse ((Column F) Allocation by Risk
                                                                        Weight Category (100%)
FACEDCS                     RCONB541                                 0  50.Recourse and direct credit substitutes (other
                                                                        than financial standby letters of credit) subject
                                                                        to the low-level exposure rule and residual
                                                                        interests subject to a dollar-for-dollar capital
                                                                        requirement((Column A) Face Value or Notional
                                                                        Amount)
CREQDCS                     RCONB542                                 0  50. Retained recourse on financial assets sold with
                                                                        low level recourse ((Column B) Credit Equivalent
                                                                        Amount******)
RSKWDCS                     RCONB543                                 0  50.Recourse and direct credit substitutes (other
                                                                        than financial standby letters of credit) subject
                                                                        to the low-level exposure rule and residual
                                                                        interests subject to a dollar-for-dollar capital
                                                                        requirement(Column F) Allocation by Risk Weight
                                                                        Category (
OTHSWR                      RCONB675                                 0  51. All other financial assets sold with recourse
                                                                        ((Column A) Face Value of Notional Amount)
                                                                        51. All other financial assets sold with recourse
                                                                        (Credit Conversion Factor)1.00
OTHSWRCREQ                  RCONB676                                 0  51. All other financial assets sold with recourse
                                                                        ((Column B) Credit Equivalent Amount******)
OTHSWR0P                    RCONB677                                 0  51. All other financial assets sold with recourse
                                                                        ((Column C) Allocation by Risk Weight Category (0%)
OTHSWR20P                   RCONB678                                 0  51. All other financial assets sold with recourse
                                                                        ((Column D) Allocation by Risk Weight Category (20%)
OTHSWR50P                   RCONB679                                 0  51. All other financial assets sold with recourse
                                                                        ((Column E) Allocation by Risk Weight Category (50%)
OTHSWR100P                  RCONB680                                 0  51. All other financial assets sold with recourse
                                                                        ((Column F) Allocation by Risk Weight Category
                                                                        (100%)
OTHOFBL                     RCONB681                                 0  52. All other off balance sheet liabilities
                                                                        ((Column A) Face Value of Notional Amount)
                                                                        52. All other off balance sheet liabilities (Credit
                                                                        Conversion Factor)1.00
OFBALCREQ                   RCONB682                                 0  52. All other off balance sheet liabilities
                                                                        ((Column B) Credit Equivalent Amount******)
OFBAL0P                     RCONB683                                 0  52. All other off balance sheet liabilities
                                                                        ((Column C) Allocation by Risk Weight Category (0%)
OFBAL20P                    RCONB684                                 0  52. All other off balance sheet liabilities
                                                                        ((Column D) Allocation by Risk Weight Category (20%)
OFBAL50P                    RCONB685                                 0  52. All other off balance sheet liabilities
                                                                        ((Column E) Allocation by Risk Weight Category (50%)
OFBALL100P                  RCONB686                                 0  52. All other off balance sheet liabilities
                                                                        ((Column F) Allocation by Risk Weight Category
                                                                        (100%)
UNCMTOV1YR                  RCON3833                                 0  53. Unused commitments with an original maturity
                                                                        exceeding one year ((Column A) Face Value of
                                                                        Notional Amount)
                                                                        53. Unused commitments with an original maturity
                                                                        exceeding one year (Credit Conversion Factor).50
OV1UCCREQ                   RCONB687                                 0  53. Unused commitments with an original maturity
                                                                        exceeding one year ((Column B) Credit Equivalent
                                                                        Amount******)
OV1UC0P                     RCONB688                                 0  53. Unused commitments with an original maturity
                                                                        exceeding one year ((Column C) Allocation by Risk
                                                                        Weight Category (0%)
OV1UC20P                    RCONB689                                 0  53. Unused commitments with an original maturity
                                                                        exceeding one year ((Column D) Allocation by Risk
                                                                        Weight Category (20%)
OV1UC50P                    RCONB690                                 0  53. Unused commitments with an original maturity
                                                                        exceeding one year ((Column E) Allocation by Risk
                                                                        Weight Category (50%)
OV1UC100P                   RCONB691                                 0  53. Unused commitments with an original maturity
                                                                        exceeding one year ((Column F) Allocation by Risk
                                                                        Weight Category (100%)
DRVCTCREQ                   RCONA167                                 0  54. Derivative contracts ((Column B) Credit
                                                                        Equivalent Amount******)
DRVCT0P                     RCONB693                                 0  54. Derivative contracts ((Column C) Allocation by
                                                                        Risk Weight Category (0%)
DRVCT20P                    RCONB694                                 0  54. Derivative contracts ((Column D) Allocation by
                                                                        Risk Weight Category (20%)
DRVCT50P                    RCONB695                                 0  54. Derivative contracts ((Column E) Allocation by
                                                                        Risk Weight Category (50%)
                                                                        54. Derivative contracts
                                                                        Totals
TADOFF0P                    RCONB696                             85078  55. Total assets, derivatives, and off balance
                                                                        sheet items by risk weight category (for each
                                                                        column, sum of items 43 through 54) ((Column C)
                                                                        Allocation by Risk Weight Category (0%))
TADOFF20P                   RCONB697                             35303  55. Total assets, derivatives, and off balance
                                                                        sheet items by risk weight category (for each
                                                                        column, sum of items 43 through 54) ((Column D)
                                                                        Allocation by Risk Weight Category (20%))
TADOFF50P                   RCONB698                                 0  55. Total assets, derivatives, and off balance
                                                                        sheet items by risk weight category (for each
                                                                        column, sum of items 43 through 54) ((Column E)
                                                                        Allocation by Risk Weight Category (50%))
TADOFF100P                  RCONB699                             14982  55. Total assets, derivatives, and off balance
                                                                        sheet items by risk weight category (for each
                                                                        column, sum of items 43 through 54) ((Column F)
                                                                        Allocation by Risk Weight Category (100%))
                                                                        56. Risk weight factor (Column C) (x 0%)
                                                                        56. Risk weight factor (Column D) (x 20%)
                                                                        56. Risk weight factor (Column E) (x 50%)
                                                                        56. Risk weight factor (Column F) (x 100%)
TRWA0P                      RCONB700                                 0  57. Risk weighted assets by risk weight category
                                                                        (for each column, item 55 multiplied by item 56)
                                                                        ((Column C) Allocation by Risk Weight Category (0%))
TRWA20P                     RCONB701                              7061  57. Risk weighted assets by risk weight category
                                                                        (for each column, item 55 multiplied by item 56)
                                                                        ((Column D) Allocation by Risk Weight Category
                                                                        (20%))
TRWA50P                     RCONB702                                 0  57. Risk weighted assets by risk weight category
                                                                        (for each column, item 55 multiplied by item 56)
                                                                        ((Column E) Allocation by Risk Weight Category
                                                                        (50%))
TRWA100P                    RCONB703                             14982  57. Risk weighted assets by risk weight category
                                                                        (for each column, item 55 multiplied by item 56)
                                                                        ((Column F) Allocation by Risk Weight Category
                                                                        (100%))
MKTRSKASET                  RCON1651                                 0  58. Market risk equivalent assets ((Column F)
                                                                        Allocation by Risk Weight Category (100%))
RWABD100P                   RCONB704                             22043  59. Risk weighted assets before deductions for
                                                                        excess allowance for loan and lease losses and
                                                                        allocated transfer risk reserve (sum of item 57,
                                                                        columns C through F, and item 58))
ALWLNLSLOS                  RCONA222                                 0  60. LESS: Excess allowance for loan and lease
                                                                        losses ((Column F) Allocation by Risk Weight
                                                                        Category (100%))
RESTRNRISK                  RCON3128                                 0  61. LESS: Allocated transfer risk reserve ((Column
                                                                        F) Allocation by Risk Weight Category (100%))
RSKWGTASET                  RCONA223                             22043  62. Total risk weighted assets (item 59 minus items
                                                                        60 and 61) ((Column F) Allocation by Risk Weight
                                                                        Category (100%))
                                                                        Memoranda
NETCREXPO                   RCON8764                                 0  1. Current credit exposure across all derivative
                                                                        contracts covered by the risk based capital
                                                                        standards
                                                                        2. Notional principal amounts of derivative
                                                                        contracts:*********
INTRTE1LES                  RCON3809                                 0  2.a. Interest rate contracts ((With a remaining
                                                                        maturity of) (Column A) One year or less)
INTRTE1_5                   RCON8766                                 0  2.a. Interest rate contracts ((With a remaining
                                                                        maturity of) ((Column B) Over one year through five
                                                                        years)
INTRTEOV5                   RCON8767                                 0  2.a. Interest rate contracts ((With a remaining
                                                                        maturity of) (Column C) Over five years)
FGNEX1LES                   RCON3812                                 0  2.b. Foreign exchange contracts ((With a remaining
                                                                        maturity of) (Column A) One year or less)
FGNEX1_5                    RCON8769                                 0  2.b. Foreign exchange contracts ((With a remaining
                                                                        maturity of) ((Column B) Over one year through five
                                                                        years)
FGNEXOV5                    RCON8770                                 0  2.b. Foreign exchange contracts ((With a remaining
                                                                        maturity of) (Column C) Over five years)
GLDCNT1YOL                  RCON8771                                 0  2.c. Gold contracts ((With a remaining maturity of)
                                                                        (Column A) One year or less)
GLDCNT1_5                   RCON8772                                 0  2.c. Gold contracts ((With a remaining maturity of)
                                                                        ((Column B) Over one year through five years)
GLDCNTOV5                   RCON8773                                 0  2.c. Gold contracts ((With a remaining maturity of)
                                                                        (Column C) Over five years)
OTHMET1YOL                  RCON8774                                 0  2.d. Other precious metals contracts ((With a
                                                                        remaining maturity of) (Column A) One year or less)
OTHMET1_5                   RCON8775                                 0  2.d. Other precious metals contracts ((With a
                                                                        remaining maturity of) ((Column B) Over one year
                                                                        through five years)
OTHMETOV5                   RCON8776                                 0  2.d. Other precious metals contracts ((With a
                                                                        remaining maturity of) (Column C) Over five years)
CMDTYCNT1YOL                RCON8777                                 0  2.e. Other commodity contracts ((With a remaining
                                                                        maturity of) (Column A) One year or less)
CMDTYCNT1_5                 RCON8778                                 0  2.e. Other commodity contracts ((With a remaining
                                                                        maturity of) ((Column B) Over one year through five
                                                                        years)
CMDTYCNTOV5                 RCON8779                                 0  2.e. Other commodity contracts ((With a remaining
                                                                        maturity of) (Column C) Over five years)
EQCNT1YOL                   RCONA000                                 0  2.f. Equity derivative contracts M. 2. a. ((With a
                                                                        remaining maturity of) (Column A) One year or less)
EQCNT1_5                    RCONA001                                 0  2.f. Equity derivative contracts M. 2. a. ((With a
                                                                        remaining maturity of) ((Column B) Over one year
                                                                        through five years)
EQCNTOV5                    RCONA002                                 0  2.f. Equity derivative contracts M. 2. a. ((With a
                                                                        remaining maturity of) (Column C) Over five years)
                                                                        * Report amount included in Schedule RC, item 26.b,
                                                                        "Accumulated other comprehensive income."
                                                                        ** The ratio for column B is item 11 divided by
                                                                        item 27. The ratio for column A is item 11 minus
                                                                        item 28.a divided by (item 27 minus item 30).
                                                                        *** The ratio for column B is item 11 divided by
                                                                        item 62. The ratio for column A is item 11 minus
                                                                        item 28.a divided by (item 62 minus item 29).
                                                                        **** The ratio for column B is item 21 divided by
                                                                        item 62. The ratio for column A is item 21 minus
                                                                        item 28.b divided by (item 62 minus item 29).
                                                                        ***** Includes premises and fixed assets, other
                                                                        real estate owned, investments in unconsolidated
                                                                        subsidiaries and associated companies, customers
                                                                        liability on acceptances outstanding, intangible
                                                                        assets, and other assets.
                                                                        ****** Column A multiplied by credit conversion
                                                                        factor.
                                                                        ******* For financial standby letter of
                                                                        credit to which the low-level exposure rule
                                                                        applies, use a credit conversion factor of
                                                                        12.5 or an institution-specific factor. For
                                                                        other financial standby letters of credit,
                                                                        use a credit conversion factor of 1.
                                                                        ******** Or institution specific factor.
                                                                        ********* Exclude foreign exchange
                                                                        contracts with an original maturity of 14
                                                                        days or less and all futures contracts.
                                                                        Schedule RC S Securitization and Asset Sale
                                                                        Activities All of Schedule RC S is to be
                                                                        completed beginning June 30, 2001. Bank
                                                                        Securitization Activities
BASWRF1_4                   RCONB705                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column A) 1 to 4 Family)
BASWRHEL                    RCONB706                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column B) Home Equity Lines)
BASWRCCR                    RCONB707                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column C) Credit Card Receivables)
BASWRAUTOL                  RCONB708                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column D) Auto Loans)
BASWROTHCL                  RCONB709                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column E) Other Consumer Loans)
BASWRCIL                    RCONB710                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column F) Commercial and)
BASWROTHLL                  RCONB711                                 0  1. Outstanding principal balance of assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements ((Column G) All Other Loans and )
                                                                        2. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to structures reported in
                                                                        item 1 in the form of:
RIOSXF1_4                   RCONB712                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column A) 1 to 4 Family Residential
                                                                        Loans)
RIOSXHEL                    RCONB713                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column B) Home Equity Loans)
RIOSXCCR                    RCONB714                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column C) Credit Card Receivables)
RIOSXAUTOL                  RCONB715                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column D) Auto Loans)
RIOSXOTHCL                  RCONB716                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column E) Other Consumer Loans)
RIOSXCIL                    RCONB717                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column F) Commercial and Industrial
                                                                        Loans)
RIOSXOTHLL                  RCONB718                                 0  2.a. Credit-enhancing interest-only strips
                                                                        (included in Schedules RC-B or RC-F or in Schedule
                                                                        RC, item 5) ((Column G) All Other Loans and All
                                                                        Leases)
SSRIF1_4                    RCONC393                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column A)1 to 4 Family Residential
                                                                        Loans)
SSRIHEL                     RCONC394                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column B) Home Equity Lines)
SSRICCR                     RCONC395                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column C) Credit Card Receivables)
SSRIAUTOL                   RCONC396                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column D) Auto Loans)
SSRIOTHCL                   RCONC397                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column E) Other Consumer Loans)
SSRICIL                     RCONC398                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column F) Commercial and Industrial
                                                                        Loans)
SSRIOTHLL                   RCONC399                                 0  2.b. Subordinated securities, and other residual
                                                                        interests ((Column G) All Other Loans and All
                                                                        Leases)
SLCOF1_4                    RCONC400                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column A)1 to 4 Family Residential
                                                                        Loans)
SLCOHEL                     RCONC401                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column B) Home Equity Lines)
SLCOCCR                     RCONC402                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column C) Credit Card Receivables)
SLCOAUTOL                   RCONC403                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column D) Auto Loans)
SLCOOTHCL                   RCONC404                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column E) Other Consumer Loans)
SLCOCIL                     RCONC405                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column F) Commercial and Industrial
                                                                        Loans)
SLCOOTHLL                   RCONC406                                 0  2.c. Standby letters of credit and other
                                                                        enhancements ((Column G) All Other Loans and All
                                                                        Leases)
UCASWRF1_4                  RCONB726                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        A) 1 to 4 Family Residential Loans)
UCASWRHEL                   RCONB727                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        B) Home Equity Loans)
UCASWRCCR                   RCONB728                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        C) Credit Card Receivables)
UCASWRAUTOL                 RCONB729                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        D) Auto Loans)
UCASWROTHCL                 RCONB730                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        E) Other Consumer Loans)
UCASWRCIL                   RCONB731                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        F) Commercial and Industrial Loans)
UCASWROTHLL                 RCONB732                                 0  3. Reporting banks unused commitments to provide
                                                                        liquidity to structures reported in item 1 ((Column
                                                                        G) All Other Loans and All Leases)
                                                                        4. Past due loan amounts included in item 1:
PD30_89F1_4                 RCONB733                                 0  4.a. 30 to 89 days past due ((Column A) 1 to 4
                                                                        Family Residential Loans)
PD30_89HEL                  RCONB734                                 0  4.a. 30 to 89 days past due ((Column B) Home Equity
                                                                        Loans)
PD30_89CCR                  RCONB735                                 0  4.a. 30 to 89 days past due ((Column C) Credit Card
                                                                        Receivables)
PD30_89AUTOL                RCONB736                                 0  4.a. 30 to 89 days past due ((Column D) Auto Loans)
PD30_89OTHCL                RCONB737                                 0  4.a. 30 to 89 days past due ((Column E) Other
                                                                        Consumer Loans)
PD30_89CIL                  RCONB738                                 0  4.a. 30 to 89 days past due ((Column F) Commercial
                                                                        and Industrial Loans)
PD30_89OLL                  RCONB739                                 0  4.a. 30 to 89 days past due ((Column G) All Other
                                                                        Loans and All Leases)
PD90MF1_4                   RCONB740                                 0  4.b. 90 days or more past due ((Column A) 1 to 4
                                                                        Family Residential Loans)
PD90MHEL                    RCONB741                                 0  4.b. 90 days or more past due ((Column B) Home
                                                                        Equity Loans)
PD90MCCR                    RCONB742                                 0  4.b. 90 days or more past due ((Column C) Credit
                                                                        Card Receivables)
PD90MAUTOL                  RCONB743                                 0  4.b. 90 days or more past due ((Column D) Auto
                                                                        Loans)
PD90MOTHCL                  RCONB744                                 0  4.b. 90 days or more past due ((Column E) Other
                                                                        Consumer Loans)
PD90MCIL                    RCONB745                                 0  4.b. 90 days or more past due ((Column F)
                                                                        Commercial and Industrial Loans)
PD90MOLL                    RCONB746                                 0  4.b. 90 days or more past due ((Column G) All Other
                                                                        Loans and All Leases)
                                                                        5. Charge offs and recoveries on assets sold and
                                                                        securitized with servicing retained or with
                                                                        recourse or other seller provided credit
                                                                        enhancements (calendar year to date):
COFSASF1_4                  RIADB747                                 0  5.a. Charge offs ((Column A) 1 to 4 Family
                                                                        Residential Loans)
COFSASHEL                   RIADB748                                 0  5.a. Charge offs ((Column B) Home Equity Loans)
COFSASCCR                   RIADB749                                 0  5.a. Charge offs ((Column C) Credit Card
                                                                        Receivables)
COFSASAUTOL                 RIADB750                                 0  5.a. Charge offs ((Column D) Auto Loans)
COFSASOTHCL                 RIADB751                                 0  5.a. Charge offs ((Column E) Other Consumer Loans)
COFSASCIL                   RIADB752                                 0  5.a. Charge offs ((Column F) Commercial and
                                                                        Industrial Loans)
COFSASOLL                   RIADB753                                 0  5.a. Charge offs ((Column G) All Other Loans and
                                                                        All Leases)
RECVASF1_4                  RIADB754                                 0  5.b. Recoveries ((Column A) 1 to 4 Family
                                                                        Residential Loans)
RECVASHEL                   RIADB755                                 0  5.b. Recoveries ((Column B) Home Equity Loans)
RECVASCCR                   RIADB756                                 0  5.b. Recoveries ((Column C) Credit Card Receivables)
RECVASAUTOL                 RIADB757                                 0  5.b. Recoveries ((Column D) Auto Loans)
RECVASOTHCL                 RIADB758                                 0  5.b. Recoveries ((Column E) Other Consumer Loans)
RECVASCIL                   RIADB759                                 0  5.b. Recoveries ((Column F) Commercial and
                                                                        Industrial Loans)
RECVASOLL                   RIADB760                                 0  5.b. Recoveries ((Column G) All Other Loans and All
                                                                        Leases)
                                                                        6. Amount of ownership (or seller s) interests
                                                                        carried as:
OISECHEL                    RCONB761                                 0  6.a. Securities (included in Schedule RC B or in
                                                                        Schedule RC, item 5) ((Column B) Home Equity Loans)
OISECCCR                    RCONB762                                 0  6.a. Securities (included in Schedule RC B or in
                                                                        Schedule RC, item 5) ((Column C) Credit Card
                                                                        Receivables)
OISECCIL                    RCONB763                                 0  6.a. Securities (included in Schedule RC B or in
                                                                        Schedule RC, item 5) (Column F) Commercial and
                                                                        Industrial Loans ((Column F) Commercial and
                                                                        Industrial Loans)
OILNHEL                     RCONB500                                 0  6.b. Loans (included in Schedule RC C) ((Column B)
                                                                        Home Equity Loans)
OILNCCR                     RCONB501                                 0  6.b. Loans (included in Schedule RC C) ((Column C)
                                                                        Credit Card Receivables)
OILNCIL                     RCONB502                                 0  6.b. Loans (included in Schedule RC C) ((Column F)
                                                                        Commercial and Industrial Loans)
                                                                        7. Past due loan amounts included in interests
                                                                        reported in item 6.a:
SHELPD30_89                 RCONB764                                 0  7.a. 30 to 89 days past due ((Column B) Home Equity
                                                                        Loans)
SCCRPD30_89                 RCONB765                                 0  7.a. 30 to 89 days past due ((Column C) Credit Card
                                                                        Receivables)
SCILPD30_89                 RCONB766                                 0  7.a. 30 to 89 days past due ((Column F) Commercial
                                                                        and Industrial Loans)
SHELPD90M                   RCONB767                                 0  7.b. 90 days or more past due ((Column B) Home
                                                                        Equity Loans)
SCCRPD90M                   RCONB768                                 0  7.b. 90 days or more past due ((Column C) Credit
                                                                        Card Receivables)
SCILPD90M                   RCONB769                                 0  7.b. 90 days or more past due ((Column F)
                                                                        Commercial and Industrial Loans)
                                                                        8. Charge offs and recoveries on loan amounts
                                                                        included in interests reported in item 6. a
                                                                        (calendar year to date):
SHELCOFS                    RIADB770                                 0  8.a. Charge offs ((Column B) Home Equity Loans)
SCCRCOFS                    RIADB771                                 0  8.a. Charge offs ((Column C) Credit Card
                                                                        Receivables)
SCILCOFS                    RIADB772                                 0  8.a. Charge offs ((Column F) Commercial and
                                                                        Industrial Loans)
SHELRECV                    RAIDB773                                 0  8.b. Recoveries ((Column B) Home Equity Loans)
SCCRRECV                    RIADB774                                 0  8.b. Recoveries ((Column C) Credit Card Receivables)
SCILRECV                    RIADB775                                 0  8.b. Recoveries ((Column F) Commercial and
                                                                        Industrial Loans)
                                                                        For Securitization Facilities Sponsored By or
                                                                        Otherwise Established By Other Institutions
CRXOBF1_4                   RCONB776                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
CRXOBHEL                    RCONB777                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
CRXOBCCR                    RCONB778                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
CRXOBAUTOL                  RCONB779                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
CRXOBOTHCL                  RCONB780                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
CRXOBCIL                    RCONB781                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
CRXOBOLL                    RCONB782                                 0  9. Maximum amount of credit exposure arising from
                                                                        credit enhancements provided by the reporting bank
                                                                        to other institutions securitization structures in
                                                                        the form of standby
UCOBF1_4                    RCONB783                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column A) 1 to 4 Family Residential
                                                                        Loans)
UCOBFHEL                    RCONB784                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column B) Home Equity Loans)
UCOBCCR                     RCONB785                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column C) Credit Card Receivables)
UCOBAUTOL                   RCONB786                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column D) Auto Loans)
UCOBOTHCL                   RCONB787                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column E) Other Consumer Loans)
UCOBCIL                     RCONB788                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column F) Commercial and Industrial
                                                                        Loans)
UCOBOLL                     RCONB789                                 0  10. Reporting banks unused commitments to provide
                                                                        liquidity to other institutions securitization
                                                                        structures ((Column G) All Other Loans and All
                                                                        Leases)
                                                                        Bank Asset Sales
ASRF1_4NS                   RCONB790                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank ((Column A) 1 to 4 Family
                                                                        Residential Loans)
ASRHELNS                    RCONB791                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank ((Column B) Home Equity Loans)
ASRCCRNS                    RCONB792                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank ((Column C) Credit Card
                                                                        Receivables)
ASRAUTOLNS                  RCONB793                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank ((Column D) Auto Loans)
ASROTHCLNS                  RCONB794                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank (Column E) Other Consumer Loans
                                                                        ((Column E) Other Consumer Loans)
ASRCILNS                    RCONB795                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank (Column F) Commercial and
                                                                        Industrial Loans ((Column F) Commercial and
                                                                        Industrial Loans)
ASROLLNS                    RCONB796                                 0  11. Assets sold with recourse or other seller
                                                                        provided credit enhancements and not securitized by
                                                                        the reporting bank ((Column G) All Other Loans and
                                                                        All Leases)
CRXF1_4ASR                  RCONB797                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column A) 1 to 4 Family Residential Loans)
CRXHELASR                   RCONB798                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column B) Home Equity Loans)
CRXCCRASR                   RCONB799                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column C) Credit Card Receivables)
CRXAUTOLASR                 RCONB800                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column D) Auto Loans)
CRXOCLASR                   RCONB801                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column E) Other Consumer Loans)
CRXCILASR                   RCONB802                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column F) Commercial and Industrial Loans)
CRXOLLASR                   RCONB803                                 0  12. Maximum amount of credit exposure arising from
                                                                        recourse or other seller provided credit
                                                                        enhancements provided to assets reported in item 11
                                                                        ((Column G) All Other Loans and All Leases)

                                                                        Memorandum items 1, 2, and 3 are to be
                                                                        completed beginning June 30, 2001.
                                                                        Memoranda M.1. Small business obligations
                                                                        transferred with recourse under Section 208
                                                                        of the Riegle Community Development and
                                                                        Regulatory Improvement Act of 1994:
SMLBUSOBLG                  RCONA249                                 0  M.1.a. Outstanding principal balance
SMLBUSRECRS                 RCONA250                                 0  M.1.b. Amount of retained recourse on these
                                                                        obligations as of the report date
                                                                        M.2. Outstanding principal balance of assets
                                                                        serviced for others:
ASRVWRF1_4                  RCONB804                                 0  M.2.a. 1 to 4 family residential mortgages serviced
                                                                        with recourse or other servicer-provided credit
                                                                        enhancements
ASRVNRF1_4                  RCONB805                                 0  M.2.b. 1 to 4 family residential mortgages serviced
                                                                        with no recourse or other servicer-provided credit
                                                                        enhancements
LNSNFAMSERV                 RCONA591                                 0  M.2.c. Other financial assets*
                                                                        M.3. Asset backed commercial paper conduits:
                                                                        M.3.a. Maximum amount of credit exposure arising
                                                                        from credit enhancements provided to conduit
                                                                        structures in the form of standby letters of:
CRXCONBK                    RCONB806                                 0  M.3.a.(1) Conduits sponsored by the bank, a bank
                                                                        affiliate, or the banks holding company
CRXCONOIN                   RCONB807                                 0  M.3.a.(2) Conduits sponsored by other unrelated
                                                                        institutions
                                                                        M.3.b. Unused commitments to provide liquidity to
                                                                        conduit structures:
UCCONBK                     RCONB808                                 0  M.3.b.(1) Conduits sponsored by the bank, a bank
                                                                        affiliate, or the banks holding company
UCCONOIN                    RCONB809                                 0  M.3.b.(2) Conduits sponsored by other unrelated
                                                                        institutions
OTCCFFCR                    RCONC407                                 0  4.Outstanding credit card fees and finance charges
                                                                        included in Schedule RC-S, item1, column C**
                                                                        * Memorandum item 2.c is to be completed if the
                                                                        principal balance of other financial assets
                                                                        serviced for others is more than 10 million.
                                                                        Schedule RC-T--Fiduciary and Related Services
                                                                        Schedule RC-T is to be completed beginning December
                                                                        31, 2001.
                                                                        Items 12 through 23 and Memorandum item 4 will not
                                                                        be made available to the public on an individual
                                                                        institution basis.
FIDPWIND                    RCONA345                                 1  1. Does the institution have fiduciary powers? (If
                                                                        "NO", do not complete Schedule RC-T.)
FIDPWXIND                   RCONA346                                 1  2. Does the institution exercise the fiduciary
                                                                        powers it has been granted?
FIDACTVIND                  RCONB867                                 1  3. Does the institution have any fiduciary or
                                                                        related activity (in the form of assets or
                                                                        accounts) to report in this schedule? (If "NO", do
                                                                        not complete the rest of Schedule RC-T.)
                                                                        If the answer to item 3 is "YES," complete the
                                                                        applicable items of Schedule RC-T, as follows:
                                                                        Institutions with total fiduciary assets (item 9,
                                                                        sum of columns A and B) greater than $250 million
                                                                        (as of the preceding December 31) or with gross
                                                                        fiduciary and related services income greater than
                                                                        10% of revenue (net interest income plus
                                                                        noninterest income) for the preceding calendar year
                                                                        must complete:
                                                                        Items 4 through 19 quarterly, Items 20 through 23
                                                                        annually with the December report, and Memorandum
                                                                        items 1 through 4 annually with the December report.
                                                                        Institutions with total fiduciary assets (item 9,
                                                                        sum of columns A and B) greater than $100 million
                                                                        but less than or equal to $250 mil (as of the
                                                                        preceding December 31) that do not meet the
                                                                        fiduciary income test for quarterly reporting must
                                                                        complete:
                                                                        Items 4 through 23 annually with the December
                                                                        report, and Memorandum items 1 through 4 annually
                                                                        with the December report.
                                                                        Institutions with total fiduciary assets (item 9,
                                                                        sum of columns A and B) of $100 million or less (as
                                                                        of the preceding December 31) that do not meet the
                                                                        fiduciary income test for quarterly reporting must
                                                                        complete:
                                                                        Items 4 through 10 annually with the December
                                                                        report, and Memorandum items 1 through 3 annually
                                                                        with the December report.
                                                                        FIDUCIARY AND RELATED ASSETS
PTRMASS                     RCONB868                            272267  4. Personal trust and agency accounts (Column A)
                                                                        Managed Assets
PTRNMASS                    RCONB869                             13007  4. Personal trust and agency accounts (Column B)
                                                                        Non-Managed Assets
PTRMNUM                     RCONB870                                91  4. Personal trust and agency accounts (Column C)
                                                                        Number of Managed Accounts
PTRNMNUM                    RCONB871                                 2  4. Personal trust and agency accounts (Column D)
                                                                        Number of Non-Managed Accounts
                                                                        5. Retirement related trust and agency accounts:
EMBDFCMA                    RCONB872                                 0  a. Employee benefit--defined contribution (Column
                                                                        A) Managed Assets
EMBDFCNMA                   RCONB873                                 0  a. Employee benefit--defined contribution (Column
                                                                        B) Non-Managed Assets
EMBDFCMNUM                  RCONB874                                 0  a. Employee benefit--defined contribution (Column
                                                                        C) Number of Managed Accounts
EMBDFCNMNUM                 RCONB875                                 0  a. Employee benefit--defined contribution (Column
                                                                        D) Number of Non-Managed Accounts
EMBDFBMA                    RCONB876                                 0  b. Employee benefit--defined benefit (Column A)
                                                                        Managed Assets
EMBDFBNMA                   RCONB877                                 0  b. Employee benefit--defined benefit (Column B)
                                                                        Non-Managed Assets
EMBDFBMNUM                  RCONB878                                 0  b. Employee benefit--defined benefit (Column C)
                                                                        Number of Managed Accounts
EMBDFBNMNUM                 RCONB879                                 0  b. Employee benefit--defined benefit (Column D)
                                                                        Number of Non-Managed Accounts
ORTAMASS                    RCONB880                                 0  c. Other retirement accounts (Column A) Managed
                                                                        Assets
ORTANMASS                   RCONB881                                 0  c. Other retirement accounts (Column B) Non-Managed
                                                                        Assets
ORTMNUM                     RCONB882                                 0  c. Other retirement accounts (Column C) Number of
                                                                        Managed Accounts
ORTNMNUM                    RCONB883                                 0  c. Other retirement accounts (Column D) Number of
                                                                        Non-Managed Accounts
CRPAGMASS                   RCONB884                                 0  6. Corporate trust and agency accounts (Column A)
                                                                        Managed Assets
CRPAGNMASS                  RCONB885                           9270450  6. Corporate trust and agency accounts (Column B)
                                                                        Non-Managed Assets
CRPAGMNUM                   RCONC001                                 0  6. Corporate trust and agency accounts (Column C)
                                                                        Number of Managed Accounts
CRPAGNMNUM                  RCONC002                              4090  6. Corporate trust and agency accounts (Column D)
                                                                        Number of Non-Managed Accounts
INVMASS                     RCONB886                            238988  7. Investment management agency accounts (Column A)
                                                                        Managed Assets
INVMNUM                     RCONB888                                78  7. Investment management agency accounts (Column C)
                                                                        Number of Managed Accounts
OFAMASS                     RCONB890                                 0  8. Other fiduciary accounts (Column A) Managed
                                                                        Assets
OFANMASS                    RCONB891                                 0  8. Other fiduciary accounts (Column B) Non-Managed
                                                                        Assets
OFAMNUM                     RCONB892                                 0  8. Other fiduciary accounts (Column C) Number of
                                                                        Managed Accounts
OFANMNUM                    RCONB893                                 0  8. Other fiduciary accounts (Column D) Number of
                                                                        Non-Managed Accounts
TFDAMASS                    RCONB894                            511255  9. Total fiduciary accounts (sum of items 4 through
                                                                        8) (Column A) Managed Assets
TFDANMASS                   RCONB895                           9283457  9. Total fiduciary accounts (sum of items 4 through
                                                                        8) (Column B) Non-Managed Assets
TFDAMNUM                    RCONB896                               169  9. Total fiduciary accounts (sum of items 4 through
                                                                        8) (Column C) Number of Managed Accounts
TFDANMNUM                   RCONB897                              4092  9. Total fiduciary accounts (sum of items 4 through
                                                                        8) (Column D) Number of Non-Managed Accounts
CUSTNMASS                   RCONB898                                 0  10. Custody and safekeeping accounts (Column B)
                                                                        Non-Managed Assets
CUSTNMNUM                   RCONB899                                 0  10. Custody and safekeeping accounts (Column D)
                                                                        Number of Non-Managed Accounts
                                                                        11. Not applicable
                                                                        Memoranda
                                                                        1. Managed assets held in personal trust and agency
                                                                        accounts:
PTRNINTDEP                  RCONB913                                    a. Noninterest-bearing deposits
PTRINTDEP                   RCONB914                                    b. Interest-bearing deposits
PTRUSGOVT                   RCONB915                                    c. U.S. Treasury and U.S. Government agency
                                                                        obligations
PTRMUNI                     RCONB916                                    d. State, county and municipal obligations
PTRMMF                      RCONB917                                    e. Money market mutual funds
PTRSHTOBL                   RCONB918                                    f. Other short-term obligations
PTROTHNB                    RCONB919                                    g. Other notes and bonds
PTRCPSTK                    RCONB920                                    h. Common and preferred stocks
PTRREMTG                    RCONB921                                    i. Real estate mortgages
PTRRE                       RCONB922                                    j. Real estate
PTRMISC                     RCONB923                                    k. Miscellaneous assets
TPTRAG                      RCONB868                                    l. Total managed assets held in personal trust and
                                                                        agency accounts (sum of Memorandum items
                                                                        1.a through 1.k) VALUES (must equal
                                                                        Schedule RC-T, item 4, column A) 2.
                                                                        Corporate trust and agency accounts:
CPMUNINUM                   RCONB927                                    a. Corporate and municipal trusteeships (Column A)
                                                                        Number of Issues
CPMUNIAMT                   RCONB928                                    a. Corporate and municipal trusteeships (Column B)
                                                                        Principal Amount
CPOTHNUM                    RCONB929                                    b. Transfer agent, registrar, paying agent, and
                                                                        other corporate agency (Column A) Number of Issues
                                                                        3. Collective investment funds and common trust
                                                                        funds:
DMEQNUM                     RCONB931                                    a. Domestic equity (Column A) Number of Funds
DMEQMV                      RCONB932                                    a. Domestic equity (Column B) Market Value of Fund
                                                                        Assets
GLEQNUM                     RCONB933                                    b. International/Global equity (Column A) Number of
                                                                        Funds
GLEQMV                      RCONB934                                    b. International/Global equity (Column B) Market
                                                                        Value of Fund Assets
STKBNDNUM                   RCONB935                                    c. Stock/Bond blend (Column A) Number of Funds
STKBNDMV                    RCONB936                                    c. Stock/Bond blend (Column B) Market Value of Fund
                                                                        Assets
TXBNDNUM                    RCONB937                                    d. Taxable bond (Column A) Number of Funds
TXBNDMV                     RCONB938                                    d. Taxable bond (Column B) Market Value of Fund
                                                                        Assets
MUNINUM                     RCONB939                                    e. Municipal bond (Column A) Number of Funds
MUNIMV                      RCONB940                                    e. Municipal bond (Column B) Market Value of Fund
                                                                        Assets
SHMMNUM                     RCONB941                                    f. Short term investments/Money market (Column A)
                                                                        Number of Funds
SHMMMV                      RCONB942                                    f. Short term investments/Money market (Column B)
                                                                        Market Value of Fund Assets
SPOTHNUM                    RCONB943                                    g. Specialty/Other (Column A) Number of Funds
SPOTHMV                     RCONB944                                    g. Specialty/Other (Column B) Market Value of Fund
                                                                        Assets
TCIFNUM                     RCONB945                                    h. Total collective investment funds (sum of
                                                                        Memorandum items 3.a through 3.g) VALUES (Column A)
                                                                        Number of Funds
TCIFMV                      RCONB946                                    h. Total collective investment funds (sum of Memorandum
                                                                        items 3.a through 3.g) VALUES (Column B)
                                                                        Market Value of Fund Assets
                                                                        Schedule RC Z THIS PAGE IS TO BE COMPLETED BY ALL BANKS
                                                                        LOANS TO EXECUTIVE OFFICERS (Complete as of each Call
                                                                        Report Date)
LEONUM                      RCON3561                                 0  a. Number of loans made to executive officers since
                                                                        the previous Call Report date
LEOAMT                      RCON3562                                 0  b. Total dollar amount of above loans (in thousands
                                                                        of dollars)
LEOINTLO                    RCON7701                                 0  c. Range of interest charged on above loans
                                                                        (example: 9 3/4% = 9.75)
LEOINTHI                    RCON7702                                 0  c. Range of interest charged on above loans
                                                                        (example: 9 3/4% = 9.75)
                                                                        Schedule RI Income Statement
                                                                        1. Interest income:
                                                                        1.a. (1)through (6) are to be completed by all
                                                                        banks.
IRELNS                      RIAD4011                                 0  1.a.(1) Loans secured by real estate
ICILNS                      RIAD4012                                 0  1.a.(2) Commercial and industrial loans
                                                                        1.a.(3) Loans to individuals for household,
                                                                        family, and other personal expenditures:
ILINDCRCD                   RIADB485                                 0  1.a.(3)(a) Credit cards
ILINDOTH                    RIADB486                                 0  1.a.(3)(b) Other (includes single payment,
                                                                        installment, all student loans, and revolving
                                                                        credit plans other than credit cards)
IFORGOVLNS                  RIAD4056                                 0  1.a.(4) Loans to foreign governments and official
                                                                        institutions
IOTHLOANS                   RIAD4058                                 0  1.a.(5) All other loans**
ILOANS                      RIAD4010                                 0  1.a.(6) Total interest and fee income on loans
IDLFIN                      RIAD4065                                 0  1.b. Income from lease financing receivables
IDEPINBAL                   RIAD4115                               154  1.c. Interest income on balances due from
                                                                        depository institutions***
                                                                        1.d. Interest and dividend income on securities:
IUSTRSXMBS                  RIADB488                               453  1.d.(1) U.S. Treasury securities and U.S.
                                                                        Government agency obligations (excluding mortgage
                                                                        backed securities)
IMORTBS                     RIADB489                                 0  1.d.(2) Mortgage backed securities
ISECAOTH                    RIAD4060                                 0  1.d.(3) All other securities (includes securities
                                                                        issued by states and political subdivisions in the
                                                                        U.S.)
ITRADE                      RIAD4069                                 0  1.e. Interest income from trading assets
IFFSOLD                     RIAD4020                                 0  1.f. Interest income on federal funds sold and
                                                                        securities purchased under agreements to resell
IOTHINT                     RIAD4518                                45  1.g. Other interest income
TOTINTINC                   RIAD4107                               652  1.h. Total interest income (sum of items 1.a(6)
                                                                        through 1.g)
                                                                        2. Interest expense:
                                                                        2.a. Interest on deposits:
ETRANSDEP                   RIAD4508                                 0  2.a.(1) Transaction accounts (NOW accounts ATS
                                                                        accounts, and telephone and preauthorized transfer
                                                                        accounts)
                                                                        2.a.(2) Nontransaction accounts:
ENTSAVDP                    RIAD0093                                 0  2.a.(2)(a) Savings deposits (includes MMDAs)
ETMEGT100                   RIADA517                                 0  2.a.(2)(b) Time deposits of $100,000 or more
ETMELT100                   RIADA518                                 0  2.1.(2) c) Time deposits of less than $100,000
EFFPUR                      RIAD4180                                 0  2.b. Expense of federal funds purchased and
                                                                        securities sold under agreements to repurchase
EBORROWING                  RIAD4185                                 0  2.c. Interest on trading liabilities and other
                                                                        borrowed money
ESUBORN                     RIAD4200                                 0  2.d. Interest on subordinated notes and debentures
TOTINTEXP                   RIAD4073                                 0  2.e. Total interest expense (sum of items 2.a
                                                                        through 2.d)
NETINTINC                   RIAD4074                               652  3. Net interest income (item 1.h minus 2.e)
ELNLOSS                     RIAD4230                                 0  4. Provision for loan and lease losses
                                                                        5. Noninterest income:
IFIDUC                      RIAD4070                             20594  5.c. Trading revenue****
ISERCHG                     RIAD4080                                 0  5.b. Service charges on deposit accounts
TRDREVTOT                   RIADA220                                 0  5.c. Trading revenue*****
IINVBKF                     RIADB490                                 0  5.d. Investment banking, advisory, brokerage, and
                                                                        underwriting fees and commissions
IVTCAPREV                   RIADB491                                 0  5.e. Venture capital revenue
INETSRVF                    RIADB492                                 0  5.f. Net servicing fees
INETSECZ                    RIADB493                                 0  5.g. Net securitization income
UNDWRINC                    RIADC386                                 0  5.h.1. Underwriting income from insurance and
                                                                        reinsurance activities
INCOTHACT                   RIADC387                                 0  5.h.2. Income from other insurance activities
NETGNSLN                    RIAD5416                                 0  5.i. Net gains (losses) on sales of loans and leases
NETGNSRE                    RIAD5415                                 0  5.j. Net gains (losses) on sales of other real
                                                                        estate owned
NETGNSOA                    RIADB496                                 0  5.k. Net gains (losses) on sales of other assets
                                                                        (excluding securities)
OTHNIINC                    RIADB497                                 0  5.l. Other noninterest income*
TOTNINTINC                  RIAD4079                             20594  5.m. Total noninterest income (sum of items 5.A
                                                                        through 5.L)
ISECGLHTM                   RIAD3521                                 0  6.a. Realized gains (losses) on held to maturity
                                                                        securities
ISECGLAFS                   RIAD3196                                 0  6.b. Realized gains (losses) on available for sale
                                                                        securities
                                                                        7. Noninterest expense:
ESAL                        RIAD4135                              6019  7.a. Salaries and employee benefits
EPREMAGG                    RIAD4217                               982  7.b. Expenses of premises and fixed assets (net of
                                                                        rental income) (excluding salaries and employee
                                                                        benefits and mortgage interest)
GDWLIMPLS                   RIADC216                                 0  7.c.1. Goodwill impairment losses
AMEXPINTN                   RIADC232                                 0  7.c.2. Amortization expense and impairment losses
                                                                        for other intangible assets
EOTHNONINT                  RIAD4092                             10291  5.l. Other noninterest expense*
TOTNINTEXP                  RIAD4093                             17292  7.e.Total noninterest expense (sum of items 7.a
                                                                        through 7.d)
INCBEFTAX                   RIAD4301                              3954  8. Income (loss) before income taxes and
                                                                        extraordinary items and other adjustments (item 3
                                                                        plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)
INCTAXOPER                  RIAD4302                              1669  9. Applicable income taxes (on item 8)
INCBEFEXTR                  RIAD4300                              2285  10. Income (loss) before extraordinary items and
                                                                        other adjustments (item 8 minus item 9)
EXTRA                       RIAD4320                                 0  11. Extraordinary items and other adjustments, net
                                                                        of income taxes*
NETINC                      RIAD4340                              2285  12. Net income (loss) (sum of items 10 and 11)
EINTNOTDED                  RIAD4513                                 0  M.1. Interest expense incurred to carry tax exempt
                                                                        securities, loans, and leases acquired after August
                                                                        7, 1986, that is not deductible for federal income
                                                                        tax purposes
IFEEMUTFND                  RIAD8431                                 0  M.2. Income from the sale and servicing of mutual
                                                                        funds and annuities (included in Schedule RI, item
                                                                        8)
IESTTXEXOT                  RIAD4313                                 0  M.3. Income on tax exempt loans and leases to
                                                                        states and political subdivisions in the U.S.
                                                                        (included in Schedule RI, items 1.a and 1.b)
ITXEXSECST                  RIAD4507                                 0  M.4. Income on tax exempt securities issued by
                                                                        states and political subdivisions in the U.S.
                                                                        (included in Schedule RI, item 1.d.(3))
NUMEMP                      RIAD4150                               197  M.5. Number of full time equivalent employees at
                                                                        end of current period (round to nearest whole
                                                                        number)
IFARMLOANS                  RIAD4024                                 0  M.6. Memorandum item 6 is to be completed by:******
                                                                        banks with $300 million or more in total assets,
                                                                        and banks with $25 million or more in total assets,
                                                                        but less than $300
BNKACQDTE                   RIAD9106                                 0  M.7. If the reporting bank has restated its balance
                                                                        sheet as a result of applying push down accounting
                                                                        this calendar year, report the date of the banks
                                                                        acquisition *******
                                                                        M.8. Trading revenue (from cash instruments and
                                                                        derivative instruments) (sum of Memorandum items
                                                                        8.a through 8.d must equal Schedule RI, item 5.c)
                                                                        (To be completed by banks:
INTRTETRDREV                RIAD8757                                 0  M.8.a. Interest rate exposures
FGNEXTRDREV                 RIAD8758                                 0  M.8.b. Foreign exchange exposures
EQTRDREV                    RIAD8759                                 0  M.8.c. Equity security and index exposures
CMDTYTRDREV                 RIAD8760                                 0  M.8.d. Commodity and other exposures
                                                                        M.9. To be completed by banks with $100
                                                                        million or more in total assets:******
                                                                        Impact on income of derivatives held for
                                                                        purposes other than trading:
IINTCHGDER                  RIAD8761                                 0  M.9.a. Net increase (decrease) to interest income
EINTCHGDER                  RIAD8762                                 0  M.9.b. Net (increase) decrease to interest expense
NINTCHGDER                  RIAD8763                                 0  M.9.c. Other (noninterest) allocations
CRLOSDER                    RIADA251                                    M.10. To be completed by banks with $300 million or
                                                                        more in total assets:****** Credit losses on
                                                                        derivatives (see instructions)
SUBCHAPSIND                 RIADA530                                 0  M.11. Does the reporting bank have a Subchapter S
                                                                        election in effect for federal income tax purposes
                                                                        for the current tax year?
                                                                        * Describe on Schedule RI E+Explanations
                                                                        **. Includes interest and fee income on Loans to
                                                                        depository institutions and acceptances of other
                                                                        banks, Loans to finance agricultural production and
                                                                        other loans of farmers,
                                                                        ***. Includes interest income on time certificates
                                                                        of deposit not held for trading.
                                                                        **** For banks required to complete Schedule RC T,
                                                                        items 12 through 19, income from fiduciary
                                                                        activities reported in Schedule RI, item 5.a, must
                                                                        equal the amount reported in Schedule RC T, item 19.
                                                                        ***** For banks required to complete Schedule RI,
                                                                        Memorandum item 8, trading revenue reported in
                                                                        Schedule RI, item 5.c, must equal the sum of
                                                                        Memorandum items 8.a through 8.d.
                                                                        ****** The asset size tests and the five percent of
                                                                        total loans test are generally based on the total
                                                                        assets and total loans reported on the June 30,
                                                                        2004, Report of Condition.
                                                                        ******* For example, a bank acquired on March 1,
                                                                        2005, would report 20050301.
                                                                        Schedule RI A Changes in Equity Capital
CAPPREV                     RIAD3217                            115056  1. Total equity capital most recently reported for the December 31, 2004, Reports of Condition and
                                                                        Income (i.e., after adjustments from amended
                                                                        Reports of Income)
CAPRESTATE                  RIADB507                                 0  2. Restatements due to corrections of material
                                                                        accounting errors and changes in accounting
                                                                        principles*
CAPBALPY                    RIADB508                            115056  3. Balance end of previous calendar year as
                                                                        restated (sum of items 1 and 2)
CAPNET                      RIAD4340                              2285  4. Net income (loss) (must equal Schedule RI, item
                                                                        12)
CAPSTKXTR                   RIADB509                                 0  5. Sale, conversion, acquisition, or retirement of
                                                                        capital stock, net (excluding treasury stock
                                                                        transactions)
CAPTRSTK                    RIADB510                                 0  6. Treasury stock transactions, net
CAPMRG                      RIAD4356                                 0  7. Changes incident to business combinations, net
CAPDIVP                     RIAD4470                                 0  8. LESS: Cash dividends declared on preferred stock
CAPDIVC                     RIAD4460                                 0  9. LESS: Cash dividends declared on common stock
CAPCOMPI                    RIADB511                                -3  10. Other comprehensive income **
CAPHOLDTRX                  RIAD4415                                 0  11. Other transactions with parent holding company*
                                                                        (not included in items 5, 6, 8, or 9 above)
CAPEND                      RIAD3210                            117338  12. Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC,
                                                                        item 28)
                                                                        *Describe on Schedule RI E+Explanations.
                                                                        ** Includes changes in net unrealized holding gains
                                                                        (losses) on available for sale securities, changes
                                                                        in accumulated net gains (losses) on cash flow
                                                                        hedges, and changes in minimum pension liability
                                                                        adjustments.
                                                                        Schedule RI B Charge offs and Recoveries on Loans
                                                                        and Leases and Changes in Allowance for Loan and
                                                                        Lease Losses
                                                                        Part I. Charge offs and Recoveries on Loans and
                                                                        Leases
                                                                        Part I excludes charge offs and recoveries through
                                                                        the allocated transfer risk reserve.
                                                                        1. Loans secured by real estate:
CONSTCOFS                   RIAD3582                                 0  1.a. Construction, land development, and other land
                                                                        loans ((Column A) Charge offs* (Calendar year to
                                                                        date))
CONSTRECOV                  RIAD3583                                 0  1.a. Construction, land development, and other land
                                                                        loans ((Column B) Recoveries (Calendar year to
                                                                        date))
FARMCHGOF                   RIAD3584                                 0  1.b. Secured by farmland ((Column A) Charge offs*
                                                                        (Calendar year to date))
FARMRECOV                   RIAD3585                                 0  1.b. Secured by farmland ((Column B) Recoveries
                                                                        (Calendar year to date)) 1.c. Secured by 1
                                                                        to 4 family residential properties:
REVRSCOFS                   RIAD5411                                 0  1.c.(1) Revolving, open end loans secured by 1 to 4
                                                                        family residential properties and extended under
                                                                        lines of credit ((Column A) Charge offs* (Calendar
                                                                        year to date))
REVRSRECOV                  RIAD5412                                 0  1.c.(1) Revolving, open end loans secured by 1 to 4
                                                                        family residential properties and extended under
                                                                        lines of credit ((Column B) Recoveries (Calendar
                                                                        year to date))
                                                                        1.c.(2) Closed end loans secured by 1 to 4 family
                                                                        residential properties
CLD1STCOFS                  RIADC234                                 0  1.c.(2).(a)  Secured by first liens ((Column A)
                                                                        Charge offs* (Calendar year to date))
CLD1STRECOV                 RIADC217                                 0  1.c.(2).(a)  Secured by first liens ((Column B)
                                                                        Recoveries (Calendar year to date))
CLDJLCOFS                   RIADC235                                 0  1.c.(2).(a)  Secured by junior liens ((Column A)
                                                                        Charge offs* (Calendar year to date))
CLDJLRECOV                  RIADC218                                 0  1.c.(2).(a)  Secured by junior liens ((Column B)
                                                                        Recoveries (Calendar year to date))
MLTRSCOFS                   RIAD3588                                 0  1.d. Secured by multifamily (5 or more) residential
                                                                        properties ((Column A) Charge offs* (Calendar year
                                                                        to date))
MLTRSRECOV                  RIAD3589                                 0  1.d. Secured by multifamily (5 or more) residential
                                                                        properties ((Column B) Recoveries (Calendar year to
                                                                        date))
NONRSCOFS                   RIAD3590                                 0  1.e. Secured by nonfarm nonresidential properties
                                                                        ((Column A) Charge offs* (Calendar year to date))
NONRSRECOV                  RIAD3591                                 0  1.e. Secured by nonfarm nonresidential properties
                                                                        ((Column B) Recoveries (Calendar year to date))
DEPCOFS                     RIAD4481                                 0  2. Loans to depository institutions and acceptances
                                                                        of other banks ((Column A) Charge offs* (Calendar
                                                                        year to date))
DEPRECV                     RIAD4482                                 0  2. Loans to depository institutions and acceptances
                                                                        of other banks ((Column B) Recoveries (Calendar
                                                                        year to date))
                                                                        3. Not applicable
CICOFS                      RIAD4638                                 0  4. Commercial and industrial loans ((Column A)
                                                                        Charge offs* (Calendar year to date))
CIRECV                      RIAD4608                                 0  4. Commercial and industrial loans ((Column B)
                                                                        Recoveries (Calendar year to date))
                                                                        5. Loans to individuals for household, family, and
                                                                        other personal expenditures:
CRCDCOFS                    RIADB514                                 0  5.a. Credit cards ((Column A) Charge offs*
                                                                        (Calendar year to date))
CRCDRECOV                   RIADB515                                 0  5.a. Credit cards ((Column B) Recoveries (Calendar
                                                                        year to date))
NCRCDCOFS                   RIADB516                                 0  5.b. Other (includes single payment, installment,
                                                                        all student loans, and revolving credit plans other
                                                                        than credit cards) ((Column A) Charge offs*
                                                                        (Calendar year to date))
NCRCDRECOV                  RIADB517                                 0  5.b. Other (includes single payment, installment,
                                                                        all student loans, and revolving credit plans other
                                                                        than credit cards) ((Column B) Recoveries (Calendar
                                                                        year to date))
FGCOFS                      RIAD4643                                 0  6. Loans to foreign governments and official
                                                                        institutions ((Column A) Charge offs* (Calendar
                                                                        year to date))
FGRECV                      RIAD4627                                 0  6. Loans to foreign governments and official
                                                                        institutions ((Column B) Recoveries (Calendar year
                                                                        to date))
OLNSCOFS                    RIAD4644                                 0  7. All other loans** ((Column A) Charge offs*
                                                                        (Calendar year to date))
OLNSRECV                    RIAD4628                                 0  7. All other loans* ((Column B) Recoveries
                                                                        (Calendar year to date))
LEASECOFS                   RIAD4266                                 0  8. Lease financing receivables ((Column A) Charge
                                                                        offs* (Calendar year to date))
LEASERECV                   RIAD4267                                 0  8. Lease financing receivables ((Column B)
                                                                        Recoveries (Calendar year to date))
TOTALCOFS                   RIAD4635                                 0  9. Total (sum of items 1 through 8) ((Column A)
                                                                        Charge offs* (Calendar year to date))
TOTALRECV                   RIAD4605                                 0  9. Total (sum of items 1 through 8) ((Column B)
                                                                        Recoveries (Calendar year to date))
COMRECOFS                   RIAD5409                                 0  M.1. Loans to finance commercial real estate,
                                                                        construction, and land development activities (not
                                                                        secured by real estate) included in Schedule RI B,
                                                                        part I, items 4 and 7, above
COMRERECOV                  RIAD5410                                 0  M.1. Loans to finance commercial real estate,
                                                                        construction, and land development activities (not
                                                                        secured by real estate) included in Schedule RI B,
                                                                        part I, items 4 and 7, above
                                                                        M.2. Memorandum items 2.a through 2.d are to be
                                                                        completed by banks with $300 million or more in
                                                                        total assets:***
RECOFSNUS                   RIAD4652                                    M.2.a. Loans secured by real estate to non U.S.
                                                                        addressees (domicile) (included in Schedule RI B,
                                                                        part I, item 1, above) ((Column A) Charge offs*
                                                                        (Calendar year to date))
RERECVNUS                   RIAD4662                                    M.2.a. Loans secured by real estate to non U.S.
                                                                        addressees (domicile) (included in Schedule RI B,
                                                                        part I, item 1, above) ((Column B) Recoveries
                                                                        (Calendar year to date))
DEPCOFSFOR                  RIAD4654                                    M.2.b. Loans to and acceptances of foreign banks
                                                                        (included in Schedule RI B, part I, item 2, above)
                                                                        ((Column A) Charge offs* (Calendar year to date))
DEPRECVFOR                  RIAD4664                                    M.2.b. Loans to and acceptances of foreign banks
                                                                        (included in Schedule RI B, part I, item 2, above)
                                                                        ((Column B) Recoveries (Calendar year to date))
CINUCOFS                    RIAD4646                                    M.2.c. Commercial and industrial loans to non U.S.
                                                                        addressees (domicile) (included in Schedule RI B,
                                                                        part I, item 4, above) ((Column A) Charge offs*
                                                                        (Calendar year to date))
CINURECV                    RIAD4618                                    M.2.c. Commercial and industrial loans to non U.S.
                                                                        addressees (domicile) (included in Schedule RI B,
                                                                        part I, item 4, above) ((Column B) Recoveries
                                                                        (Calendar year to date))
LSECOFSNUS                  RIAD4659                                    M.2.d. Lease financing receivables of non U.S.
                                                                        addressees (domicile) (included in Schedule RI B,
                                                                        part I, item 8, above) ((Column A) Charge offs*
                                                                        (Calendar year to date))
LSERECVNUS                  RIAD4669                                    M.2.d. Lease financing receivables of non U.S.
                                                                        addressees (domicile) (included in Schedule RI B,
                                                                        part I, item 8, above) ((Column B) Recoveries
                                                                        (Calendar year to date))
FARMCOFS                    RIAD4655                                 0  M.3. Memorandum item 3 is to be completed by:***
                                                                        banks with $300 million or more in total assets,
                                                                        and banks with less than $300 million in total
                                                                        assets that have loans to
FARMRECV                    RIAD4665                                 0  M.3. Memorandum item 3 is to be completed by:***
                                                                        banks with $300 million or more in total assets,
                                                                        and banks with less than $300 million in total
                                                                        assets that have loans to
UNCOLLCCF                   RIADC388                                 0  M.4. Uncollectible retail credit card fees and
                                                                        finance charges reversed against income (i.e., not
                                                                        included in charge-offs against the allowance for
                                                                        loan and lease losses)
                                                                        Part II. Changes in Allowance for Loan and Lease
                                                                        Losses
LNLSPREV                    RIADB522                                 0  1. Balance most recently reported for the December
                                                                        31, 2004, Reports of Condition and Income. (i.e.,
                                                                        after adjustments from amended Reports of Income)
LNLSREC                     RIAD4605                                 0  2. Recoveries (must equal part I, item 9, column B
                                                                        above)
LNCOFSWRD                   RIADC079                                 0  3. LESS: Charge-offs (sum of part I, item 9, column
                                                                        A above and Schedule RI-E, item 6.a)
LNWRDADJ                    RIAD5523                                 0  4. LESS: Write-downs arising from transfers of
                                                                        loans to a held-for-sale account
LNLSPROV                    RIAD4230                                 0  5. Provision for loan and lease losses (must equal
                                                                        Schedule RI, item 4)
ALLWADJS                    RIADC233                                 0  6. Adjustments* (see instructions for this schedule)
LNLSEND                     RIAD3123                                 0  7. Balance end of current period (sum of items 1
                                                                        through 5) (must equal Schedule RC, item 4.c)
                                                                        Memoranda
ALLCTRR                     RIADC435                                 0  1. Allocated transfer risk reserve included in
                                                                        Schedule RI-B, part II, item 7 above
SPVALUCCF                   RIADC389                                 0  2. Separate valuation allowance for uncollectible
                                                                        retail credit card fees and finance charges
CCFALLW                     RIADC390                                 0  3. Amount of allowance for loan and lease losses
                                                                        attributable to retail credit card fees and finance
                                                                        charges
                                                                        * Include write-downs arising from transfers of
                                                                        loans to the held-for-sale-account.
                                                                        ** Includes charge offs and recoveries on Loans to
                                                                        finance agricultural production and other loans to
                                                                        farmers, Obligations (other than securities and
                                                                        leases) of states and political
                                                                        *** The $300 million asset size test and the five
                                                                        percent of total loans test are generally based on
                                                                        the total assets and total loans reported on the
                                                                        June 30, 2000, Report of Condition.
                                                                        **** Describe on Schedule RI E+Explanations
                                                                        Schedule RI E Explanations
                                                                        Schedule RI E is to be completed each quarter on a
                                                                        calendar year to date basis.
                                                                        Detail all adjustments in Schedule RI A and RI B,
                                                                        all extraordinary items and other adjustments in
                                                                        Schedule RI, and all significant items of other
                                                                        noninterest income and other
                                                                        1. Other noninterest income (from Schedule RI, item
                                                                        5.l) Itemize and describe amounts that exceed 1% of
                                                                        the sum of Schedule RI, items 1.h and 5.m: (Year to
                                                                        date)
IFPRCHECKS                  RIADC013                                 0  1.a. Income and fees from the printing and sale of
                                                                        checks
INCRVALCSV                  RIADC014                                 0  1.b. Earnings on/increase in value of cash
                                                                        surrender value of life insurance
ATMFEEINC                   RIADC016                                 0  1.c. Income and fees from automated teller machines
                                                                        (ATMs)
RENTINORE                   RIAD4042                                 0  1.d. Rent and other income from other real estate
                                                                        owned
SAFEDRENT                   RIADC015                                 0  1.e. Safe deposit box rent
INONINTA                    RIAD4461                                 0  1.f. TEXT 4461
INONINTB                    RIAD4462                                 0  1.g. TEXT 4462
INONINTC                    RIAD4463                                 0  1.h. TEXT 4463
                                                                        2. Other noninterest expense (from Schedule
                                                                        RI, item 7.d) Itemize and describe amounts
                                                                        that exceed 1% of the sum of Schedule RI,
                                                                        items 1.h and 5.m:
EXPDPROC                    RIADC017                                 0  2.a. Data processing expenses
EXPADVMKT                   RIAD0497                                 0  2.b. Advertising and marketing expenses
DRECTSFEE                   RIAD4136                                 0  2.c. Directors fees
STAPRTSUP                   RIADC018                                 0  2.d. Printing, stationery, and supplies
EXPPOSTG                    RIAD8403                                 0  2.e. Postage
EXPLEGAL                    RIAD4141                                 0  2.f. Legal fees and expenses
DEPINSASM                   RIAD4146                                 0  2.g. FDIC deposit insurance assessments
ENONINTA                    RIAD4464                              5513  2.h. TEXT 4464
ENONINTB                    RIAD4467                              2451  2.i. TEXT 4467
ENONINTC                    RIAD4468                              1361  2.j. TEXT 4468
                                                                        3. Extraordinary items and other
                                                                        adjustments and applicable income tax
                                                                        effect (from Schedule RI, item 11) (itemize
                                                                        and describe all extraordinary items and
                                                                        other adjustments):
EXTRAA                      RIAD4469                                 0  3.a.(1) TEXT 4469 (Year to date)
EXTAXA                      RIAD4486                                 0  3.a.(2) Applicable income tax effect
EXTRAB                      RIAD4487                                 0  3.b.(1) TEXT 4487
EXTAXB                      RIAD4488                                 0  3.b.(2) Applicable income tax effect
EXTRAC                      RIAD4489                                 0  3.c.(1) TEXT 4489
EXTAXC                      RIAD4491                                 0  3.c.(2) Applicable income tax effect
                                                                        4. Restatements due to corrections of
                                                                        material accounting errors and changes in
                                                                        accounting principles (from Schedule RI A,
                                                                        item 2) (itemize and describe all
                                                                        restatements):
CAPRESTA                    RIADB526                                 0  4.a.TEXT B526
CAPRESTB                    RIADB527                                 0  4.b. TEXT B527
                                                                        5. Other transactions with parent holding
                                                                        company (from Schedule RI A, item
                                                                        11)(itemize and describe all such
                                                                        transactions):
CAPHOLDA                    RIAD4498                                 0  5.a. TEXT 4498
CAPHOLDB                    RIAD4499                                 0  5.b. TEXT 4499
                                                                        6. Adjustments to allowance for loan and
                                                                        lease losses (from Schedule RI B, part II,
                                                                        item 6) (itemize and describe all
                                                                        adjustments):
LNLSADJA                    RIAD4521                                 0  6.a. (TEXT 4521)
LNLSADJB                    RIAD4522                                 0  6.b. (TEXT 4522)
                                                                        7. Other explanations (the space below is
                                                                        provided for the bank to briefly describe,
                                                                        at its option, any other significant items
                                                                        affecting the Report of Income):